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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                      STANDBY SECURITIES PURCHASE AGREEMENT

            THIS STANDBY SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of June 2, 2005, is made by and between DDi Corp., a Delaware corporation (the "COMPANY"), and, separately, each of the purchasers set forth on Exhibit A attached hereto (each, a "PURCHASER" and collectively, the "PURCHASERS"). The Company and each Purchaser are sometimes referred to individually as a "PARTY" and, collectively, as the "PARTIES."

                              W I T N E S S E T H:

      WHEREAS, the Company intends to undertake a rights offering (the "RIGHTS OFFERING") pursuant to which the Company will offer to the Company's common stockholders (the "STOCKHOLDERS") rights (the "RIGHTS") to purchase shares (the "OFFERED SHARES") of the Company's common stock, par value $0.001 per share (the "COMMON STOCK");

      WHEREAS, pursuant to the terms of the Rights Offering, each of the Stockholders will have the right to purchase its pro rata share of the Offered Shares;

      WHEREAS, the Company has filed a registration statement on Form S-3 (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") covering the offering and sale of the Offered Shares to the Stockholders; and

      WHEREAS, the Company wishes to provide for the purchase and sale of the Unsubscribed Shares (as defined below) and to establish certain rights and obligations in connection therewith.

      NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Purchasers, acting separately, agree as follows:

                                   ARTICLE I

                           ISSUANCE AND SALE OF SHARES

      1.1 Issuance, Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each of the Purchasers, and each of the Purchasers separately agrees to purchase from the Company, severally and not jointly, at a purchase price per share equal to the subscription price per share specified on the cover page of the prospectus (the "PROSPECTUS") included in the Registration Statement at the time it is declared effective by the SEC or on the cover page to the prospectus relating to the Registration Statement that is filed with the SEC pursuant to Rule 424(b) under the Securities Act (the "PER SHARE SUBSCRIPTION PRICE"), a specified portion, as set forth in Exhibit A hereto under the column titled "Proportionate Share" of the number of Offered Shares equal to the Shortfall (as defined below) divided by the Per Share Subscription Price (all such Offered Shares not subscribed for and purchased by the Stockholders in the Rights Offering being referred to herein as the "UNSUBSCRIBED SHARES"). The Parties agree that the Per Share

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Subscription Price will equal fifty percent (50%) of the Average Share Price on the second Business Day immediately prior to the date on which the Rights Offering is commenced. In no event shall the number of Unsubscribed Shares multiplied by the Per Share Subscription Price result in an amount in excess of Seventy Five Million Dollars ($75,000,000). The "SHORTFALL" shall be equal to the amount by which $75,000,000 (the "OFFERING PRICE") exceeds the aggregate subscription price to be paid by the Stockholders (other than the Purchasers pursuant to this Agreement) who subscribe for and purchase shares of Common Stock offered in the Rights Offering on or before the expiration date thereof. Notwithstanding anything in the foregoing to the contrary, in no event shall any Purchaser be obligated to purchase a number of Unsubscribed Shares in excess of the product of such Purchaser's "Proportionate Share" specified on Exhibit A and the aggregate number of Unsubscribed Shares, and no Purchaser shall be obligated to purchase any Unsubscribed Shares that any other Purchaser is obligated to purchase pursuant to this Agreement.

      1.2 Closing. Upon the terms and subject to the satisfaction of the conditions contained in Article VI of this Agreement, the closing of the purchase and sale of the Unsubscribed Shares (the "CLOSING") shall take place at the offices of Paul, Hastings, Janofsky & Walker LLP, 695 Town Center Drive, Seventeenth Floor, Costa Mesa, California 92626, at 9:00 a.m., local time, on the third Business Day following the expiration of the Rights Offering, provided that the Closing may take place at such other place, time or date as shall be mutually agreed upon by the Company and the Required Purchasers (the date of the Closing, the "CLOSING DATE") it being understood, however, that each Purchaser's right and obligation to purchase its Proportionate Share of the Unsubscribed Shares shall be fixed, subject to the conditions contained in Article VI, as of the time of the expiration of the Rights Offering.

      1.3 Deliveries. At the Closing (i) the Company shall deliver to the Purchasers stock certificates registered in the name of the Purchasers, representing the Unsubscribed Shares purchased by the Purchasers hereunder and
(ii) each Purchaser shall deliver to the Company the aggregate purchase price for the Unsubscribed Shares equal to the product of (A) the number of Unsubscribed Shares to be acquired by such Purchaser and (B) the Per Share Subscription Price, which shall be paid by such Purchaser to the Company via wire transfer of immediately available funds to an account designated in writing by the Company at least two Business Days prior to the Closing Date. Certificates for the Unsubscribed Shares shall be registered in such names and in such denominations as each Purchaser may request not less than two Business Days prior to the Closing Date.

      1.4 Standby Commitment Fee. As compensation to the Purchasers for satisfying their commitments, the Company agrees to issue to each of the Purchasers that has fulfilled its obligation to purchase Unsubscribed Shares pursuant to this Agreement warrants to purchase shares of the Company's Common Stock (the "STANDBY COMMITMENT FEE WARRANTS"). The number of Standby Commitment Fee Warrants issuable to each Purchaser shall be determined in accordance with the following formula:

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            N = P x 10.7% x O

where

            N = the number of Standby Commitment Fee Warrants issuable to a
                Purchaser;

            P = the Proportionate Share of such Purchaser; and

            O = the total number of shares of Common Stock outstanding on a fully diluted basis (without giving effect to issuances of Common Stock and securities exercisable for Common Stock to the Company's management under the proposed 2005 Incentive Plan and assuming that two-thirds of the Company's Series B Preferred Stock outstanding on the date of this Agreement has been repurchased or redeemed) following consummation of the Rights Offering and the purchase of the Unsubscribed Shares pursuant to this Agreement.

The Standby Commitment Fee Warrants shall be in the form attached hereto as Exhibit B, with each such warrant having an initial exercise price equal to the Per Share Subscription Price and an expiration date of July 31, 2006. Such Standby Commitment Fee Warrants shall be delivered to the Purchasers on the Closing Date, but each Purchaser shall be deemed to have earned its Standby Commitment Fee Warrants effective as of the time its right and obligation to purchase its Proportionate Share of the Unsubscribed Shares shall become fixed, as provided in Section 1.2.

      1.5 Capitalized Terms. Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to such terms in Section 9.1 hereof.

      1.6 Reallocation of Unsubscribed Shares. Notwithstanding anything in this Agreement to the contrary, each Purchaser agrees that it will not purchase shares of Common Stock pursuant to the Rights Offering and/or this Agreement if such purchases would cause such Purchaser and its Affiliates to beneficially own 40% or more of the shares of outstanding voting stock of the Company, determined in accordance with Rule 13d-3 promulgated under the Exchange Act. In connection therewith, the Company shall have the right, in its sole discretion, to reduce the amount of Unsubscribed Shares that any Purchaser acquires, and to reallocate such Unsubscribed Shares to another Purchaser who agrees to take such additional Unsubscribed Shares, such that after giving effect to the Rights Offering and the issuance of Common Stock under this Agreement, no Purchaser and/or its affiliates will beneficially own more than 39.9% of the shares of outstanding voting stock of the Company, determined in accordance with Rule 13d-3 promulgated under the Exchange Act. If any reallocation is made pursuant to this
Section 1.6, the Proportionate Share of the affected Purchasers shall be modified accordingly for purposes of issuance of the Standby Commitment Fee Warrants pursuant to Section 1.3 and the Break-up Warrants pursuant to Section 7.3.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to each of the Purchasers, that the statements contained in this Article II are true and correct as of the date hereof and will be true and correct as of the Closing as though made as of the Closing.

      2.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power

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and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned, operated or leased by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a Material Adverse Effect.

      2.2 Due Authorization. The Company has the requisite corporate power and authority to enter into this Agreement and the Registration Rights Agreement (as defined below) and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and the Registration Rights Agreement, the issuance, sale and delivery of the Unsubscribed Shares, the issuance of the Standby Commitment Fee Warrants and the consummation by the Company of the transactions contemplated hereby and thereby
(a) are within the corporate power and authority of the Company and (b) have been duly authorized by all necessary corporate action of the Company; provided that the transactions contemplated by this Agreement, the Registration Rights Agreement and the Warrants (collectively, the "TRANSACTION DOCUMENTS") and the issuance of the Common Stock in the Rights Offering, the issuance of the Unsubscribed Shares pursuant to this Agreement and the issuance of Common Stock upon exercise of the Standby Commitment Fee Warrants is subject to the approval thereof by the stockholders of the Company, including approval for increasing the Company's authorized shares of Common Stock. This Agreement has been duly and validly executed and delivered by the Company. Assuming the due authorization, execution and delivery by each of the Purchasers of this Agreement, this Agreement and the Registration Rights Agreement constitute valid and binding obligations of the Company enforceable against it in accordance with their respective terms, except (x) as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other laws affecting the enforcement of creditors' rights in general, and except that the enforceability of this Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (y) as rights to indemnity and contribution hereunder may be limited by Federal or state securities law and/or public policy. Following approval by the stockholders of the Company of an increase in the Company's authorized shares of Common Stock, (i) the shares issuable in the Rights Offering shall be validly reserved for issuance and, when issued and delivered in accordance with the terms of the Rights Offering, shall be validly issued, fully paid and non-assessable; (ii) the Unsubscribed Shares shall be validly reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement, shall be validly issued, fully paid and non-assessable; and (iii) the shares of Common Stock issuable upon the exercise of the Standby Commitment Fee Warrants or the Break-up Warrants (as defined below) (such shares, the "WARRANT SHARES") shall be validly reserved for issuance and, when issued and delivered in accordance with the terms of this Agreement and the terms of the Standby Commitment Fee Warrants or the Break-up Warrants, shall be validly issued, fully paid and non-assessable. Prior to the consummation of the Rights Offering, the Company shall take all necessary corporate action to convene a meeting of the Company's stockholders to vote to approve the transactions contemplated by the Transaction Documents and the authorization of a sufficient number of additional shares of Common Stock for issuance in the Rights Offering, for issuance as Unsubscribed Shares pursuant to this Agreement and for issuance upon exercise of the Standby Commitment Fee Warrants or the Break-up Warrants and to approve the issuance of such shares (such approvals being referred to herein as the "STOCKHOLDER APPROVALS").

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      2.3 SEC Reports. The Company has filed all registration statements, forms, reports and other documents required to be filed by the Company with the SEC since January 1, 2004. All such registration statements, forms, reports and other documents (including those that the Company may file after the date hereof until the Closing Date) are referred to herein as the "SEC Reports." The SEC Reports (i) were or will be filed on a timely basis, (ii) at the time filed, complied, or will comply when filed, as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports, and (iii) did not or will not at the time they were or are filed contain any untrue statement of a material fact or omit to state a material fact required to be stated in such SEC Reports or necessary in order to make the statements in such SEC Reports, in the light of the circumstances under which they were made, not misleading. No subsidiary of the Company is subject to the reporting requirements of Section 13(a) or Section 15(d) of the Exchange
Act.

      2.4 Financial Statements. Each of the financial statements (including, in each case, any related notes and schedules) included or to be included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been or will be prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited interim financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited interim financial statements, to normal and recurring year-end audit adjustments.

      2.5 Rights Offering Registration Statement. The Registration Statement and the Prospectus (and any amendment thereof or supplement thereto, including any documents incorporated therein by reference) will comply, in all material respects, with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC thereunder. The Registration Statement (and any amendment thereto, including any documents incorporated therein by reference) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and the Prospectus (and any supplement thereto) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      2.6 No Conflicts; No Defaults. The Company is not (A) in violation of its Certificate of Incorporation or by-laws or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except in the case of (B) above for such defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. The execution and delivery of this Agreement and the Registration Rights Agreement, the issuance and delivery of the Unsubscribed Shares, the Standby

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Commitment Fee Warrants, the Break-up Warrants and the Rights, the consummation of the Rights Offering, the consummation by the Company of the transactions contemplated by this Agreement and the Registration Rights Agreement and the compliance by the Company with terms of this Agreement and the Registration Rights Agreement do not and will not result in any violation of the certificate of incorporation or by-laws or other organizational documents of the Company or any of its subsidiaries, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default (or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any material benefit) under, require a consent or waiver under, constitute a change of control under, require the payment of a penalty or increase fees under, or result in the creation or imposition of any mortgage, right of first refusal, claim, license, limitation in voting rights, security interest, pledge, lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries may be bound or to which any of its or their properties may be subject or (B) any existing applicable Law or Order to which the Company or any of its subsidiaries is subject, except, in the case of (A) and (B) above, where such conflicts, breaches or defaults or liens, charges or encumbrances, individually and in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

      2.7 No Consents. No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the Securities Act and the securities or blue sky laws of the various states), is required for the offer of the Rights, the offer and sale by the Company of the Unsubscribed Shares, the consummation of the Rights Offering, the issuance of the Standby Commitment Fee Warrants or the consummation by the Company of the transactions contemplated by this Agreement or the Registration Rights Agreement.

      2.8 No Litigation. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, claim, arbitration or investigation pending or, to the knowledge of the Company, threatened against the Company, any of its subsidiaries, any Company employee benefit plan or any of their assets, properties or rights that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. There are no material judgments, orders, settlements or decrees outstanding against the Company or any of its subsidiaries. Except as disclosed in the SEC Reports, no officer or director of the Company is a defendant in any action, suit, proceeding, claim or arbitration or, to the knowledge of the Company, the subject of any investigation commenced by any Governmental Entity, with respect to the performance of his or her duties as an officer and/or director of the Company.

      2.9 Private Placement. Subject to the compliance by each of the Purchasers with its representations and warranties set forth in Sections 3.4, 3.5, 3.8 and
3.9 hereof, it is not necessary in connection with the offer, sale and delivery of the Unsubscribed Shares, the Standby Commitment Fee Warrants, the Break-up Warrants, the Warrant Shares and any securities deliverable pursuant to the Registration Rights Agreement or pursuant to the exercise, conversion or exchange of such securities (collectively, but excluding the Break-up Warrants for purposes of the Registration Rights Agreement, the "RESTRICTED SECURITIES") to each of the Purchasers to register the offer or sale of such securities under the Securities Act or any state

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law. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to buy or has offered to sell or will offer to sell all or any part of the Restricted Securities or any other securities to any Person or Persons so as to bring the sale of the Restricted Securities by the Company to the Purchasers within the registration provisions of the Securities Act.

      2.10 General Solicitation. The Company is not offering or selling the Restricted Securities in connection with any advertisement, article, notice or other communication regarding the Restricted Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

      2.11 No Undisclosed Liabilities. Except as disclosed in the SEC Reports filed prior to the date of this Agreement or in the Company's consolidated balance sheet as of March 31, 2005 (the "COMPANY BALANCE SHEET"), the Company and its subsidiaries do not have any liabilities (whether accrued, absolute, contingent or otherwise), except for liabilities (i) incurred in the ordinary course of business consistent with past practice or (ii) that, individually or in the aggregate, are not reasonably likely to result in a Material Adverse Effect.

      2.12 Absence of Certain Changes or Events. Between the date of the Company Balance Sheet and the date of this Agreement, except as disclosed in the Company SEC Reports, the Company and its subsidiaries have conducted their respective businesses only in the ordinary course of business consistent with past practice. Since the date of the Company Balance Sheet, there has not been any change, event, circumstance or development that, individually or in the aggregate, has had or is reasonably likely to result in a Material Adverse Effect.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

      Each Purchaser, as to itself only, represents and warrants to the Company, as of the date hereof and as of the Closing Date, as follows:

      3.1 Organization. If such Purchaser is a corporation, such Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the requisite corporate power and authority to carry on its business as it is now being conducted. If such Purchaser is a limited partnership, such Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the requisite limited partnership power and authority to carry on its business as it is now being conducted. If such Purchaser is a limited liability company, such Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the requisite limited liability company power and authority to carry on its business as it is now being conducted.

      3.2 Due Authorization. If such Purchaser is a corporation, such Purchaser has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and the execution and delivery by such Purchaser of this Agreement, the purchase of the Unsubscribed Shares and the consummation of the transactions

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contemplated hereby (a) are within the corporate power and authority of such
Purchaser and (b) have been duly authorized by all necessary corporate action of such Purchaser. If such Purchaser is a limited partnership, such Purchaser has the requisite limited partnership power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and the execution and delivery by such Purchaser of this Agreement, the purchase of the Unsubscribed Shares and the consummation of the transactions contemplated hereby
(a) are within the limited partnership power and authority of such Purchaser and
(b) have been duly authorized by all necessary limited partnership action of such Purchaser. If such Purchaser is a limited liability company, such Purchaser has the requisite limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and the execution and delivery by such Purchaser of this Agreement, the purchase of the Unsubscribed Shares and the consummation of the transactions contemplated hereby
(a) are within the limited liability company power and authority of such Purchaser and (b) have been duly authorized by all necessary limited liability company action of such Purchaser. This Agreement has been duly and validly executed and delivered by such Purchaser. Assuming the due authorization, execution and delivery by the Company of this Agreement, this Agreement constitutes a valid and binding obligation of such Purchaser enforceable against it in accordance with its terms, except (x) as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other laws affecting the enforcement of creditors' rights in general, and except that the enforceability of this Agreement is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (y) as rights to indemnity and contribution hereunder may be limited by Federal or state securities law and/or public policy.

      3.3 No Conflicts. The execution, delivery and performance of this Agreement by such Purchaser, the purchase of the Unsubscribed Shares and the consummation by such Purchaser of the other transactions contemplated by this Agreement and the compliance by such Purchaser with the terms of this Agreement do not and will not result in any violation of the charter or by-laws or other applicable organizational documents of such Purchaser, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Purchaser under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which such Purchaser is a party or by which it may be bound or to which any of its properties may be subject or (B) any existing applicable Law or Order to which such Purchaser is subject, except, in the case of (A) and (B) above, where such conflicts, breaches or defaults or liens, charges or encumbrances, individually and in the aggregate, would not have or reasonably be expected to result in a material adverse effect on such Purchaser's ability to consummate the transactions contemplated by this Agreement.

      3.4 Acquisition for Investment. Such Purchaser understands that the Restricted Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Restricted Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Restricted Securities or any part thereof, has no present intention of distributing any of such Restricted Securities and has no arrangement or understanding with any other Persons regarding the distribution of such Restricted Securities, except, in each case, pursuant to effective registrations or qualifications relating thereto under the Securities Act and applicable state

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securities or blue sky laws or pursuant to an exemption therefrom; provided, however, that in making such representation, such Purchaser does not agree to hold the Restricted Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Restricted Securities at any time in accordance with federal and state securities laws applicable to such sale, transfer or disposition

      3.5 Accredited Investor Status. Such Purchaser was not created for the purpose of acquiring the Restricted Securities and is an "accredited investor," as that term is as defined in Rule 501(a) of Regulation D under the Securities Act. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Restricted Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Restricted Securities and, at the present time, is able to afford a complete loss of such investment. Such Purchaser understands that its investment in the Restricted Securities involves a significant degree of risk. Such Purchaser is a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities Act).

      3.6 Information. Such Purchaser and its advisers have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Restricted Securities which have been requested by such Purchaser or its advisers. Such Purchaser and its advisers have been afforded the opportunity to ask questions of the Company's management concerning the Company and the Restricted Securities.

      3.7 Government Review. Such Purchaser understands that no Governmental Authority has passed upon or made any recommendation or endorsement of the Restricted Securities.

      3.8 General Solicitation. Such Purchaser is not purchasing the Restricted Securities as a result of any advertisement, article, notice or other communication regarding the Restricted Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

      3.9 Resale or Transfer. Such Purchaser understands that: (i) other than pursuant to the Registration Rights Agreement, the resale of the Restricted Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Restricted Securities may not be sold or otherwise transferred unless (a) the Restricted Securities are sold or transferred pursuant to an effective registration statement under the Securities Act, (b) at the Company's request, such Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope reasonably satisfactory to the Company's counsel) to the effect that the Restricted Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, or (c) the Restricted Securities are sold pursuant to Rule 144 promulgated under the Securities Act;
(ii) any sale of such Restricted Securities made in reliance on Rule 144 under the Securities Act may be made only in accordance with the terms of such Rule; and (iii) except as set forth in the Registration Rights Agreement, neither the Company nor any other Person is under any obligation to register such Restricted Securities under the Securities Act or any state securities laws or to comply with

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the terms and conditions of any exemption thereunder. Such Purchaser acknowledges that an appropriate restrictive legend will be placed on the certificate or certificates representing the Restricted Securities that may be issued pursuant to this Agreement.

      3.10 Non-reliance Regarding Tax Consequences. Such Purchaser understands that such Purchaser shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

      3.11 No Consent. No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the Securities Act and the securities or blue sky laws of the various states) is required for the purchase of the Restricted Securities to be purchased by such Purchaser hereunder and the consummation by such Purchaser of the transactions contemplated by this Agreement.

      3.12 Not Acting In Concert. Such Purchaser is not an "affiliate" (within the meaning of Rule 405 of the Securities Act) of any other Purchaser, is not acting in concert with any other Purchaser and is not a member of a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) that includes another Purchaser as a member and has no current intention to act in the future in a manner that would make it a member of such a group, except in each case, with respect to one or more other Purchasers that share a common investment advisor with such Purchaser, which may be deemed to be "affiliates" and/or acting in concert and/or members of a "group" with such Purchaser.

                                   ARTICLE IV

                                    COVENANTS

      4.1 Consents, Approvals and Filings. Subject to the terms of this Agreement, the Company and each Purchaser, as to itself, shall use their respective commercially reasonable efforts to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper, desirable or advisable to obtain and make all consents, approvals and filings required to be obtained or made by the Company or such Purchaser, as the case may be, in connection with the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

      4.2 Further Assurances. At any time or from time to time after the date of this Agreement, the Company, on the one hand, and each Purchaser, as to itself, on the other hand, agree to cooperate with each other, and at the request of the other Party, to execute and deliver any further instruments or documents and to take all such further action as the other Party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated by this Agreement and to otherwise carry out the intent of the Parties hereunder.

      4.3 Public Statements. Neither the Company nor any Purchaser, as to itself, shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other Party hereto, which consents shall not be unreasonably withheld, except if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing Party shall consult in advance with respect to such disclosure with the other Party to the extent reasonably practicable. Without limiting the foregoing, the Parties each acknowledge and agree that the existence of this Agreement and the terms and conditions hereof may be disclosed (i) by the Company in a press release announcing the terms of this Agreement and in any Registration Statement relating to the Rights Offering or any other documents contained therein, or in any other filing required by law or the applicable requirements of any stock exchange or market on which the Common Stock is primarily traded, without the consent of any of the Purchasers, and (ii) by any of the Purchasers in any filings made pursuant to Section 13 of the Exchange Act, without the consent of the Company.

      4.4 Reservation of Shares. The Company shall at all times reserve and keep available for issue upon the exercise of the Standby Commitment Fee Warrants and the Break-up Warrants such number of authorized but unissued shares of Common Stock deliverable upon the exercise of the Standby Commitment Fee Warrants as will be sufficient to permit the exercise in full of all Standby Commitment Fee Warrants issued and such number of authorized but unissued shares of Common Stock deliverable pursuant to the Registration Rights Agreement or pursuant to the exercise, conversion or exchange in full of any securities issued pursuant to the Registration Rights Agreement.

      4.5 No Market Activity in Common Stock. From the date of this Agreement through and including the earlier of (a) the date of the expiration or termination of the Rights Offering and (b) the date of the termination of this Agreement pursuant to Article VII hereof, other than pursuant to the Rights Offering and this Agreement no Purchaser shall (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided that a Purchaser may transfer shares of Common Stock during this period in the manner provided in Section 5.1(i); provided further that this Section 4.5 shall not limit in any manner any offer, pledge, commitment, contractual obligation, purchase, grant, loan, transfer, disposition or any other activity with respect to any option, contract, agreement, derivative security or instrument, put equivalent position, swap or other agreement or instrument existing as of the date of this Agreement, including, but not limited to, settling, renewing or rolling-over, in whole or in part, any of such agreements or instruments.

      4.6 Listing. The Company shall take all necessary actions such that all of the Unsubscribed Shares, the Warrant Shares and any shares of Common Stock issuable pursuant to the Registration Rights Agreement or upon the exercise, conversion or exchange in full of any securities issued pursuant to the Registration Rights Agreement, will be duly listed and admitted for trading on all of the markets where shares of Common Stock are traded, including the Nasdaq National Market, no later than the effective date of the Resale Registration Statement (as such term is defined in the Registration Rights Agreement).

      4.7 Rights Offering.

            (a) Subject to the right of the Company to terminate the Rights Offering and this Agreement in accordance with Section 7.1(d) hereof, the Company shall use commercially reasonable efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper, desirable or advisable to consummate the Rights Offering.

            (b) The Company further covenants that (i) the Offering Price of the Common Stock issuable in the Rights Offering shall be Seventy Five Million Dollars ($75,000,000) and (ii) the Rights Offering shall be open for 15 Business Days, unless a longer period is required by applicable federal securities laws and the rules and regulations thereunder, including the interpretations thereof by the staff of the SEC.

      4.8 Use of Proceeds. The Company shall use the net proceeds of the Rights Offering and from the purchase of the Unsubscribed Shares under this Agreement
(i) to repurchase or redeem (and/or to set aside restricted cash for such purpose) at least two thirds of the issued and outstanding Series B-1 Preferred Stock and Series B-2 Preferred Stock (collectively, the "SERIES B PREFERRED STOCK") and (ii) to repurchase all issued and outstanding Senior Accreting Notes of its subsidiary DDi Capital (the "SENIOR ACCRETING NOTES"), to the extent the net proceeds are sufficient therefor. Any funds remaining after application of the net proceeds as provided in the preceding sentence shall be used for general corporate purposes.

                                    ARTICLE V

                            RESTRICTIONS ON TRANSFER

      5.1 Restrictions on Transfer. The Purchasers shall not, and shall ensure that their respective Affiliates do not, purchase, sell, transfer, assign, convey, gift, mortgage, pledge, encumber, hypothecate or otherwise dispose of, directly or indirectly ("TRANSFER"), any Restricted Securities; provided, however, that the foregoing shall not restrict in any manner a Transfer (i) by a Purchaser (x) to one or more of its Affiliates or (y) by a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or by a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 5.1, or
(ii) by a Purchaser to any other person in a private transaction if the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the registration requirements of the Securities Act or (iii) made in accordance with Rule 144 under the Securities Act, provided that the Company shall have the right to receive an opinion of legal counsel for the Holder, reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the registration requirements of the Securities Act, prior to the removal of the legend subject to Rule 144 or (iv) made pursuant to a registration statement declared effective by the SEC. Any purported Transfers of Restricted Securities in violation of this Article V shall be null and void and no right, title or interest in or to such Restricted Securities shall be Transferred to the purported transferee, buyer, donee, assignee or encumbrance holder. The Company will not give, and will not permit the Company's transfer agent to give, any effect to such purported Transfer in its stock records.

      5.2 Compliance with Laws; Stop Order.

            (a) The Purchasers shall, and shall ensure that their respective Affiliates shall, observe and comply with the Securities Act and the Exchange Act and the regulations promulgated thereunder and all other requirements of applicable Laws in connection with any permitted Transfer of the Restricted Securities, including all requirements of applicable Laws relating to the use of insider information or the trading of securities while in the possession of nonpublic information.

            (b) In order to enforce the provisions of this Article V, the Company may impose stop transfer instructions with respect to all of the Restricted Securities held by the Purchasers.

      5.3 Restrictive Legends. Each Purchaser understands and agrees that the Restricted Securities will bear a legend substantially similar to the legend set forth below in addition to any other legend that may be required by applicable law or by any agreement between the Company and such Purchaser:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED AND/OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS PROVIDED THAT AT THE ISSUER'S REQUEST, THE TRANSFEROR THEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL (which opinion shall be in form, substance and scope REASONABLY satisfactory to the ISSUER) TO THE EFFECT THAT SUCH SECURITIES MAY BE sold or transferred pursuant to an exemption from such registration, or (c) SUCH SECURITIES MAY BE sold pursuant to Rule 144 PROMULGATED under the Securities Act OF 1933, AS AMENDED.

      5.4 Registration Rights. Holders of the Restricted Securities shall have the registration rights set forth in a Registration Rights Agreement to be dated the Closing Date, among the Company and each of the Purchasers, in substantially the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS AGREEMENT").

                                   ARTICLE VI

                                   CONDITIONS

      6.1 Conditions to Obligations of the Purchasers and the Company at the Closing. The obligations of each of the Purchasers to purchase from the Company, and the Company to sell to each of the Purchasers, the Unsubscribed Shares, to deliver the Standby Commitment Fee Warrants and to consummate the other transactions contemplated hereby are subject to the satisfaction (or waiver by the Required Purchasers and the Company) at or prior to the Closing Date of each of the following conditions:

            (a) no preliminary or permanent injunction or other Order by any Governmental Authority which prevents the consummation of the transactions contemplated hereby shall have been issued and remain in effect;

            (b) no statute, rule, regulation or other Law shall have been enacted by any Governmental Authority which would prevent or make illegal the consummation of the transactions contemplated by this Agreement;

            (c) any consents, filings and approvals that are necessary for the consummation of the transactions contemplated by this Agreement shall have been made or obtained except where (i) the Company's failure to make or obtain such consents, filings and approvals would not have a Material Adverse Effect or a material adverse effect on the Company's ability to perform its obligations under this Agreement or (ii) any Purchaser's failure to obtain such consents, filings and approvals would not have a material adverse effect on such Purchaser's ability to perform its obligations under this Agreement; and

            (d) the Stockholder Approvals shall have been obtained; and

            (e) the Rights Offering shall have been consummated.

      6.2 Additional Conditions to Obligations of Each of the Purchasers at the Closing. The obligation of each Purchaser to purchase the Unsubscribed Shares and consummate the other transactions contemplated hereby shall be subject to the satisfaction or waiver by the Required Purchasers at or prior to the Closing Date of each of the following additional conditions:

            (a) the representations and warranties of the Company set forth in this Agreement (disregarding for these purposes, the phrases "material," "materially," "in all material respects," "Material Adverse Effect" and any similar phrase) shall be true and correct as of the Closing, as though made on and as of the Closing (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct, on and as of such earlier date (disregarding for these purposes, the phrases "material," "materially," "in all material respects," "Material Adverse Effect" and any similar phrase)), except for such failures to be true and correct which, individually or in the aggregate, have not had and are not reasonably likely to result in a Material Adverse Effect;

            (b) the Company shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement which are required to be performed and complied with by it on or prior to the Closing Date;

            (c) from the date hereof through the Closing Date, there shall not have occurred, and be continuing, a Material Adverse Effect;

            (d) from the date hereof through the Closing Date, there shall not have occurred, and be continuing, a suspension of the trading of the Common Stock by the SEC or by Nasdaq National Market;

            (e) the Company shall have delivered the certificates for the Unsubscribed Shares to the Purchasers;

            (f) the Company shall have executed and delivered the Registration Rights Agreement and the Standby Commitment Fee Warrants;

            (g) the Company shall have delivered to the Purchasers an officer's certificate certifying as to its compliance with the conditions set forth in clauses (a) through (d) and (k) of this Section 6.2;

            (h) the Company's counsel shall have delivered to the Purchasers an opinion dated the Closing Date in form and substance reasonably acceptable to the Purchasers, which shall include the opinions set forth in Exhibit D hereto;

            (i) the Company shall have delivered to the Purchasers a certificate dated as of the Closing Date executed by the Secretary of the Company certifying
(i) the charter documents of the Company; (ii) certificates of good standing of the Company in its jurisdiction of organization; (iii) resolutions duly adopted by the Board of Directors of the Company approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and that such resolutions have not been amended and remain in full force and effect; and (iv) as to the incumbency of each signatory of the Company;

            (j) the Company shall have obtained approval for listing the Unsubscribed Shares and the Warrant Shares on the Nasdaq National Market, subject to issuance; and

            (k) the Company shall have reasonably demonstrated that, following the consummation of the Rights Offering and the purchase of the Unsubscribed Shares by the Purchasers pursuant to this Agreement, together with other sources of payment available to the Company, the Company will have sufficient funds to repay or redeem at least two-thirds of the outstanding shares of Series B Preferred Stock and to repay the Senior Accreting Notes in full.

      6.3 Additional Conditions to Obligations of the Company at the Closing. The obligations of the Company to issue and sell the Unsubscribed Shares and to issue the Standby Commitment Fee Warrants and to consummate the other transactions contemplated hereby shall be subject to the satisfaction (or waiver by the Company) at or prior to the Closing Date of each of the following additional conditions:

            (a) the representations and warranties of each Purchaser set forth in this Agreement (disregarding for these purposes, the phrases "material," "materially," "in all material respects," "Material Adverse Effect" and any similar phrase) shall be true and correct as of the Closing, as though made on and as of the Closing (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct, on and as of such earlier date (disregarding for these purposes, the phrases "material," "materially," "in all material respects," "Material Adverse Effect" and any similar phrase)), except for such failures to be true and correct which, individually or in the aggregate, have not had and are not reasonably likely result in a material adverse effect on such Purchaser's ability to consummate the transactions contemplated by this Agreement; provided, however, that in the event that one or more Purchasers fails to satisfy the condition specified in this Section 6.3(a) (such Purchasers are referred to for purposes of this proviso as the "BREACHING PURCHASERS") but the other Purchasers that have satisfied such condition agree to purchase the Unsubscribed Shares to be purchased by such Breaching Purchasers, then this condition shall nonetheless be deemed to be satisfied; and

            (b) each Purchaser shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement which are required to be performed and complied with by it on or prior to the Closing Date; provided, however, that in the event that one or more Purchasers fails to satisfy the condition specified in this Section 6.3(b) (such Purchasers are referred to for purposes of this proviso as the "BREACHING PURCHASERS") but the other Purchasers that have satisfied such condition agree to purchase the Unsubscribed Shares to be purchased by such Breaching Purchasers, then this condition shall nonetheless be deemed to be satisfied;

            (c) each Purchaser shall have delivered the following to the
Company:

                  (i) the purchase price payable for the Unsubscribed Shares which such Purchaser is acquiring; and

                  (ii) an officer's certificate certifying as to such Purchaser's compliance with the conditions set forth in clauses (a) and
      (b) of this Section 6.3.

                                   ARTICLE VII

                                   TERMINATION

      7.1 Termination. This Agreement may be terminated at any time:

            (a) by the Company with the consent of the Required Purchasers;

            (b) by the Company (i) upon a breach of any covenant or agreement on the part of the Purchasers set forth in this Agreement or if any representation or warranty of the Purchasers set forth in this Agreement shall not be true and correct, in either case such that the conditions set forth in Section 6.3(a) or 6.3(b) would not be satisfied (a "TERMINATING PURCHASER BREACH"); provided, that such Terminating Purchaser Breach shall have been caused by Purchasers that, in the aggregate, are obligated to purchase at least a majority of the Unsubscribed Shares hereunder, and shall not have been waived or cured by the earlier of (x) the

Closing Date or (y) within 10 days after written notice of such Terminating Purchaser Breach is given to each of the breaching Purchasers by the Company; or
(ii) if any condition to the Company's obligations to close at the Closing set forth in Article VI has not been satisfied as of the Closing or satisfaction of such a condition is or becomes impossible (other than because of the failure of the Company to comply with its obligations under this Agreement), and the Company has not waived such condition;

            (c) by any Purchaser with respect to itself: (i) upon a breach of any covenant or agreement on the part of the Company set forth in this Agreement or if any representation or warranty of the Company set forth in this Agreement shall not be true and correct, in either case such that the conditions set forth in Section 6.2(a) or 6.2(b) would not be satisfied (a "TERMINATING COMPANY BREACH"); provided, that such Terminating Company Breach shall not have been cured by the earlier of (x) the Closing Date or, (y) within 10 days after written notice of such Terminating Company Breach is given to the Company by the Required Purchasers; or (ii) if any condition to the Purchasers' obligation to close set forth in Article VI has not been satisfied as of the Closing, or satisfaction of such a condition is or becomes impossible (other than because of the failure of any Purchaser to comply with its obligations under this Agreement), and, in each case, the Required Purchasers have not waived such breach or condition.

            (d) by the Company at any time if the Board of Directors of the Company elects to withdraw the Rights Offering for any reason;

            (e) without action on the part of any party, in the event the Rights Offering is not launched or the Registration Statement is not declared effective by the SEC within 120 days of the date of this Agreement or the Rights Offering is not consummated within 150 days of the date of this Agreement unless the Company shall have obtained a consent to an extension of either such time periods from the Required Purchasers; and

            (f) without action on the part of any party, in the event of a Change of Control of the Company unless the Company shall have obtained a waiver thereof from the Required Purchasers.

      7.2 Reimbursement of Expenses. The Company shall reimburse each of the Purchasers for its out of pocket fees and expenses (including reasonable attorneys', accountants' and consultants' fees and expenses) reasonably incurred by them in connection with the transactions contemplated by this Agreement; provided, however, that the maximum amount of expenses that the Company shall be required to pay under this Section 7.2 shall not exceed $100,000 in the aggregate.

      7.3 Termination Fee. In the event this Agreement is terminated pursuant to
Section 7.1(c) (but only with respect to a Purchaser that has exercised its right to terminate under such subsection) or Sections 7.1(d), (e) or (f), each Purchaser shall be entitled to receive warrants to purchase shares of Common Stock (the "BREAK-UP WARRANTS") in the form attached as Exhibit E. The number of Break-up Warrants issuable to each Purchaser shall be determined in accordance with the following formula:

            N = P x 10.7% x O x d

where

            N = the number of Break-up Warrants issuable to a Purchaser;

            P = the Proportionate Share of such Purchaser;

            O = the total number of shares of Common Stock outstanding on a fully diluted basis (without giving effect to issuances of Common Stock and securities exercisable for Common Stock to the Company's management under the proposed 2005 Incentive Plan and assuming that two-thirds of the Company's Series B Preferred Stock outstanding on the date of this Agreement has been repurchased or redeemed) as of the date of the termination of this Agreement; and

            d = 50%, if termination occurs prior to the effectiveness of the Registration Statement and 100% if termination occurs following effectiveness of the Registration Statement.

Each Break-up Warrant shall have an initial exercise price equal to 50% of the Average Share Price on the date of the termination of this Agreement. Except as set forth in or contemplated by Section 4.7(b)(ii), Section 7.2, Section 7.4 or
Article VIII hereof, the Purchasers' receipt of the Break-up Warrants pursuant to this Section 7.3 shall be in full satisfaction of any amount or obligations owed to the Company to the Purchasers, and shall be the Purchasers' sole remedy hereunder.

      7.4 Effect of Termination. If this Agreement is terminated pursuant to the provisions of Section 7.1, this Agreement shall forthwith become void and there shall be no further obligations on the part of the Company or any Purchaser or their respective directors, officers, employees, agents or representatives, except for the provisions of Section 8.1(a) (but only with respect to third party claims or any claim for a breach of Section 4.7(b)(ii) hereof) and Sections 7.2, 7.3, 8.2, 8.3, 8.4, 9.1, 9.2, 9.4, 9.5, 9.7, 9.8 and 9.10, which shall survive any termination of this Agreement; provided, that nothing in this
Section 7.4 shall relieve any Party from liability for any willful breach of this Agreement.

                                  ARTICLE VIII

                                 INDEMNIFICATION

      8.1 Indemnification.

            (a) The Company shall indemnify and hold harmless each of the Purchasers, and each of their respective directors, officers, employees, partners, limited partners, members, agents, representatives, affiliates and controlling Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any and all losses, claims, demands, damages, liabilities, costs and expenses (including reasonable attorneys' and accountants' fees, disbursements and expenses, as incurred) (collectively, "LOSSES") incurred or suffered by such party arising out of or based upon (i) any breach of a representation or warranty or breach of or failure to perform any covenant or agreement on the part of the Company contained in this Agreement, any Standby Commitment Fee Warrant, any Break-up Warrant, the Registration Rights Agreement or any other agreement or instrument furnished by the Company to a Purchaser pursuant to this Agreement or (ii) third party claims or demands relating to the fact that a Purchaser is a party to this Agreement; provided that the Company shall not be required to indemnify a Purchaser to the extent that the Losses arise from the gross negligence or willful misconduct of such Purchaser or any of its affiliates.

            (b) Each Purchaser shall indemnify and hold harmless the Company and its directors, officers, employees, agents, representatives, affiliates and controlling Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any and all Losses incurred or suffered by such party arising out of or based upon any breach of a representation or warranty or breach of or failure to perform any covenant or agreement on the part of such Purchaser contained in this Agreement; provided that the Purchasers shall not be required to indemnify the Company to the extent the Losses arise from the gross negligence or willful misconduct of the Company or any of its affiliates.

      8.2 Indemnification Procedures. All claims or demands for indemnification under this Article VIII shall be asserted and resolved as follows:

            (a) In the event that any claim or demand for which a Party (the "INDEMNIFYING PARTY") would be liable to the other Party (the "INDEMNIFIED PARTY") hereunder is asserted against an Indemnified Party by a third party, the Indemnified Party shall with reasonable promptness notify the Indemnifying Party of such claim or demand (the "CLAIM NOTICE"), specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim or demand). The Indemnifying Party shall have fifteen (15) days from the receipt of the Claim Notice (the "NOTICE PERIOD") to notify the Indemnified Party (i) whether or not the Indemnifying Party disputes the Indemnifying Party's liability to the Indemnified Party hereunder with respect to such claim or demand and (ii) if the Indemnifying Party does not dispute such liability, whether or not the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend against such claim or demand, provided that the Indemnified Party is hereby authorized (but not obligated) prior to and during the Notice Period to file any motion, answer or other pleading and to take such action which the Indemnified Party shall reasonably deem necessary or appropriate to protect the Indemnified Party's interests. In the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that the Indemnifying Party does not dispute the Indemnifying Party's obligation to indemnify hereunder and desires to defend the Indemnified Party against such claim or demand and except as hereinafter provided, the Indemnifying Party shall have the right to defend (with counsel reasonably satisfactory to the Indemnified Party) by appropriate proceedings.

            (b) An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to the Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the

Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel, and one local counsel in each applicable jurisdiction, shall be at the expense of the Indemnifying Party).

            (c) All Losses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party upon receipt of an undertaking to repay such amount if it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder. The Indemnifying Party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could be sought by such Indemnified Party under this Section 8.2, unless such judgment, settlement or other termination includes, as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder and such judgment or consent does not include a statement as to the admission of fault or culpability on behalf of any Indemnified Party.

            (d) In the event the Indemnified Party has a claim against the Indemnifying Party hereunder which does not involve a claim or demand being asserted against or sought to be collected by a third party, the Indemnified Party shall with reasonable promptness send a Claim Notice with respect to such claim to the Indemnifying Party. If the Indemnifying Party does not notify the Indemnified Party within the Notice Period that the Indemnifying Party disputes such claim, the amount of such claim shall be conclusively deemed a liability of the Indemnifying Party hereunder.

            (e) The Indemnified Party's failure to give reasonably prompt notice to the Indemnifying Party of any actual, threatened or possible claim or demand which may give rise to a right of indemnification hereunder shall not relieve the Indemnifying Party of any liability which the Indemnifying Party may have to the Indemnified Party unless the failure to give such notice materially and adversely prejudices the Indemnifying Party.

      8.3 Survival of Representations, Warranties, etc. The respective representations, warranties, and agreements made herein by or on behalf of the Parties hereto shall remain in full force and effect, regardless of any investigation made by or on behalf of any other Party to this Agreement or any officer, director or employee of, or Person controlling or under common control with, such Party and will survive delivery of and payment for any Restricted Securities.

      8.4 Other.

            (a) Neither the Company nor any Purchaser shall have any obligation under this Article VIII to indemnify any Person for lost profits or for consequential, incidental, punitive or exemplary damages.

            (b) Any and all remedies set forth in this Agreement: (i) shall be in addition to any and all other remedies the Purchasers or the Company may have at law or in equity, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as each of the Purchasers and the Company may elect. The exercise of any remedy by any Purchaser or the Company shall not be deemed an election of remedies or preclude any Purchaser or the Company, respectively, from exercising any other remedies in the future.

                                   ARTICLE IX

                                  MISCELLANEOUS

      9.1 Definitions. The following terms, as used in this Agreement, shall have the following meanings:

            "AFFILIATE" shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act.

            "AVERAGE SHARE PRICE" shall mean, with respect to any day, the average of the Daily Share Prices for the twenty (20) trading days ending two
(2) trading days before the day in question. "DAILY SHARE PRICE" shall mean, for any trading day, the closing price per share of the Common Stock on The Nasdaq Stock Market (or other principal securities market on which the Common Stock is then traded) on such day, or, if there are no sales of the Common Stock on such securities market on such day, the average of the high bid and low ask prices for the Common Stock on such day, or, if there are no high bid and low ask prices for the Common Stock on such day, as determined by the Board of Directors of the Company in good faith.

            "BUSINESS DAY" shall mean any day other than Saturday, Sunday and any day on which banking institutions in the State of New York are authorized by Law or other governmental action to close.

            "CHANGE OF CONTROL" shall mean (i) the consolidation, merger or other business combination (including, without limitation, a reorganization or recapitalization) of the Company with or into another Person (other than (A) a consolidation, merger or other business combination (including, without limitation, reorganization or recapitalization) in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, at least sixty percent (60%) of the voting power of the capital stock of the surviving entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company); (ii) the sale or transfer of all or substantially all of the Company's assets; or (iii) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a Person or group of affiliated Persons (other than an underwriter of the Company's securities), of the Company's securities, if after such closing, such Person or group of affiliated Persons would hold forty percent (40%) or more of the outstanding voting stock of the Company (or the surviving or acquiring entity). Notwithstanding anything contained herein to the contrary, any transaction in which one or more of the Purchasers or any of their respective Affiliates is involved shall not constitute a Change of Control.

            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, in each case as the same shall be in effect at the time.

            "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

            "GOVERNMENTAL AUTHORITY" shall mean any federal, state or local U.S. or foreign governmental, regulatory, legislative, executive or administrative agency, commission, body, department, board, or other governmental subdivision, court, tribunal, arbitrating body or other governmental authority.

            "LAWS" shall mean all federal, state and local U.S. or foreign laws, statutes, ordinances, rules, regulations, orders and decrees.

            "MATERIAL ADVERSE EFFECT" shall mean any material adverse change, event, circumstance or development with respect to, or material adverse effect on, the operations, business, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or any event that would reasonably be expected to prevent the consummation of the transactions consummated hereby; provided, however, that none of the following, to the extent occurring after the date hereof, shall constitute a Material Adverse Effect: (i) the consummation of the transactions contemplated by this Agreement, including the Rights Offering, (ii) changes in generally accepted accounting principles; (iii) changes that are the result of factors generally affecting the printed circuit board industry, except to the extent that such changes have a materially disproportionate effect on the Company and its subsidiaries, taken as a whole, relative to other similarly situated participants in the printed circuit board industry; (iv) changes that are the result of economic factors affecting the national economy, except to the extent that such changes have a materially disproportionate effect on the Company and its subsidiaries, taken as a whole, relative to other similarly situated participants in the industries or markets in which they operate; or (v) a decline in the price of the Company Common Stock on The Nasdaq National Market (it being understood that the facts and circumstances giving rise to such decline may be deemed to constitute and shall be taken into account in determining whether there has been a Material Adverse Effect).

            "ORDER" shall mean any judgment, rule, decree, writ, injunction, order or decision of any Governmental Authority that is binding on any person or its property under applicable Law.

            "PERSON" shall mean any individual, firm, corporation, limited liability company, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

            "REQUIRED PURCHASERS" shall mean Purchasers, that in the aggregate, are obligated to purchase at least 75% of the Unsubscribed Shares hereunder.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor federal statute, in each case as the same shall be in effect at the time.

      9.2 Assignment; Successors and Assigns. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the Parties and, with respect to Section 8.1 hereof, shall inure to the benefit of their respective officers, directors, employees, partners, limited partners, members, agents, representatives, affiliates and controlling Persons, and no other Person shall have any right or obligation hereunder. The Company may not assign this Agreement without the consent of the Purchasers. No Purchaser may assign its rights under this Agreement without prior written consent of the Company, except that any Purchaser may assign its rights hereunder to any Affiliate that is a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities Act), provided that notwithstanding such assignment such Purchaser shall remain liable for all of its obligations hereunder.

      9.3 Entire Agreement. This Agreement sets forth the entire agreement of the Parties with respect to the subject matter hereof. Any prior agreements or understandings among the Parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

      9.4 Notices. Any notice, request, claim, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed received on the day delivered personally or sent by facsimile (with confirmation of receipt), on the third Business Day after posted by registered or certified mail, postage prepaid, or on the next Business Day after sent by recognized overnight courier service, as follows:

                  (i)  if to the Company, to:

                       DDi Corp.
                       1220 Simon Circle
                       Anaheim, California 92806
                       Facsimile No. (714) 688-7400
                       Attention: Chief Financial Officer

                       with a copy to:

                       Paul, Hastings, Janofsky & Walker LLP
                       695 Town Center Drive, Seventeenth Floor
                       Costa Mesa, California 92626
                       Facsimile No. (714) 668-6310
                       Attention: John F. Della Grotta, Esq.

                  (ii) if to any Purchaser, to the address set forth on such Purchaser's signature page hereto, or to such other address as the Person to whom notice is to be given may have specified in a notice duly given to the sender as provided herein.

      9.5 Amendments; Waivers. Except as otherwise expressly permitted herein, no amendment or waiver of any provision of this Agreement, and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Required Purchasers and the Company; provided that no such waiver, amendment, or consent shall, unless in writing and signed by all the Purchasers and the Company, do any of the following:

                  (i) increase a Purchaser's "Proportionate Share" as set forth on Exhibit A hereto;

                  (ii) require a Purchaser to purchase a number of Unsubscribed Shares in excess of the product of such Purchaser's "Proportionate Share" as set forth on Exhibit A hereto and the aggregate number of Unsubscribed Shares;

                  (iii) modify the formula for determining the Per Share Subscription Price or the definition of "Shortfall";

                  (iv) waive or modify the terms of Section 4.8 hereof;

                  (v) reduce the number of Standby Commitment Fee Warrants payable to the Purchasers pursuant to this Agreement or the term thereof or increase the exercise price thereof;

                  (vi) reduce the number of Break-up Warrants payable to the Purchasers pursuant to this Agreement or the term thereof or increase the exercise price thereof; or

                  (vii) extend the time periods set forth in Section 7.1(e) by more than an additional 30 days.

      9.6 Counterparts. This Agreement may be executed in any number of counterparts and any Party may execute any such counterpart, each of which when executed and delivered (which deliveries may be made by facsimile) shall be deemed to be an original, and all of which counterparts taken together shall constitute but one and the same instrument.

      9.7 Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the Laws of the State of New York, without giving effect to any of the conflicts of laws provisions thereof that would require the application of the substantive Laws of any other jurisdiction.

      9.8 Exclusive Jurisdiction; Venue. Each of the Company and the Purchasers hereby irrevocably submits in any suit, action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby to the exclusive jurisdiction and venue of the federal and state courts located in the City and State of New York, Borough of Manhattan and irrevocably waives any and all objections to exclusive jurisdiction or review of venue that any such Party may have under the laws of the State of New York or of the United States. Without limiting the other remedies, this Agreement shall be enforceable by specific performance.

      9.9 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is held illegal, invalid or unenforceable in any jurisdiction under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and mutually acceptable to the parties herein.

      9.10 Independent Nature of Each Purchaser's Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a group, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                            [SIGNATURE PAGE FOLLOWS]

                                    * * * * *

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first written above.

                                 DDi CORP.

                                 By: /s/ MIKEL H. WILLIAMS
                                     ---------------------------------
                                 Name: Mikel H. Williams
                                 Title: Senior Vice President and
                                        Chief Financial Officer

                                 CAIMAN PARTNERS, L.P.
                                 By: Caiman Capital GP, L.P., General Partner

                                 By: /s/ BRIAN R. KAHN
                                     ------------------------------------------
                                 Name: Brian R. Kahn
                                 Title: Managing Director

                                 Address for Notice:

                                 Kahn Capital Management LLC
                                 c/o Brian Kahn
                                 5506 Worsham Court
                                 Windermere, FL 34786

                                 CONTRARIAN TURNAROUND EQUITIES, LLC

                                 By: Contrarian Capital Management, LLC,
                                     its manager

                                 By: /s/ JASON MUDRICK
                                     ------------------------------------------
                                 Name: Jason Mudrick
                                 Title: Portfolio Manager

                                 Address for Notice:

                                 411 W. Putnam Ave., Suite 225
                                 Greenwich, CT 06830
                                 Attn: Jason Mudrick

                                 GREYWOLF CAPITAL PARTNERS II LP

                                 By: /s/ WILLIAM TROY
                                     ------------------------------------------
                                 Name: William Troy
                                 Title: Partner

                                 Address for Notice:

                                 Greywolf Capital
                                 411 West Putnam Avenue
                                 Suite 265
                                 Greenwich, CT 06830

                                 QVT FUND LP
                                 By: QVT Associates GP LLC, its general partner

                                 By: /s/ NICHOLAS BRUMM
                                     ------------------------------------------
                                 Name: Nicholas Brumm
                                 Title: Managing Member

                                 By: /s/ TRACY FU
                                     ------------------------------------------
                                 Name: Tracy Fu
                                 Title: Managing Member

                                 Address for Notice:

                                 c/o QVT Financial LP
                                 527 Madison Avenue, 8th Floor
                                 New York, NY 10022

                                 With a copy to:

                                 Wilmer Cutler Pickering Hale and Dorr LLP
                                 399 Park Avenue
                                 New York, NY 10022
                                 Attn: Knute Salhus

                                 SANKATY CREDIT OPPORTUNITIES, L.P.

                                 By: /s/ JONATHAN S. LAVINE
                                     ------------------------------------------
                                 Name: Jonathan S. Lavine
                                 Title: Managing Director

                                 SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                                 By: /s/ JONATHAN S. LAVINE
                                     ------------------------------------------
                                 Name: Jonathan S. Lavine
                                 Title: Managing Director

                                 SANKATY HIGH YIELD PARTNERS II, L.P.

                                 By: /s/ JONATHAN S. LAVINE
                                     ------------------------------------------
                                 Name: Jonathan S. Lavine
                                 Title: Managing Director

                                 SANKATY HIGH YIELD PARTNERS III, L.P.

                                 By: /s/ JONATHAN S. LAVINE
                                     ------------------------------------------
                                 Name: Jonathan S. Lavine
                                 Title: Managing Director

                                 SANKATY PROSPECT CREDIT PARTNERS, L.P.

                                 By: /s/ JONATHAN S. LAVINE
                                     ------------------------------------------
                                 Name: Jonathan S. Lavine
                                 Title: Managing Director

                                 ADDRESS FOR NOTICE FOR ALL PURCHASERS
                                 ON THIS PAGE:

                                 Sankaty Advisors
                                 111 Huntington Avenue
                                 Boston, MA 02199

                                    EXHIBIT A

                                   PURCHASERS

                Name                                            Proportionate Share
---------------------------------------                         -------------------
Caiman Partners, L.P.                                                20.000%

Contrarian Turnaround Equities, LLC                                  26.667%

Greywolf Capital Partners II LP                                      10.000%

QVT Fund LP                                                          26.667%

Sankaty Credit Opportunities, L.P.                                    8.286%

Sankaty High Yield Asset Partners, L.P.                               2.012%

Sankaty High Yield Partners II, L.P.                                  2.677%

Sankaty High Yield Partners III, L.P.                                 2.677%

Sankaty Prospect Credit Partners, L.P.                                1.014%

                                    EXHIBIT B

                     FORM OF STANDBY COMMITMENT FEE WARRANT

                                   [Attached]

                      FORM OF STANDBY COMMITMENT FEE WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE SECURITIES ARE SOLD AND TRANSFERRED IN A TRANSACTION THAT IS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE OFFERING OF THIS SECURITY AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REVIEWED OR APPROVED BY ANY STATE SECURITIES ADMINISTRATOR.

                                    DDi CORP.

Date of Initial Issuance: _______________
Number of Shares: _______________
Initial Warrant Price: $_____ per share(1)
Expiration Date: July 31, 2006

      THIS CERTIFIES that, for value received, ______________________, or its registered assigns to the extent permitted hereunder (the "HOLDER"), is entitled to subscribe for and purchase from DDi CORP., a Delaware corporation (the "COMPANY"), upon the terms and conditions set forth herein, at any time during the Term (as defined below) of this Warrant, _______________ shares of common stock, $0.001 par value per share, of the Company ("COMMON STOCK"), at the Warrant Price (as defined below), payable as provided herein. As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

      The number of shares of Common Stock issuable upon the exercise of the Warrant (the "WARRANT SHARES") and the Warrant Price may be adjusted from time to time as hereinafter set forth.

      SECTION 1. Definitions.

            For all purposes of this Warrant, the following terms shall have the meanings indicated:

            "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the

----------
(1) The initial warrant price shall be equal to the Per Share Subscription Price (as defined in the Standby Securities Purchase Agreement).

ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. No Person shall be deemed an Affiliate of another Person solely by virtue of the fact that both Persons own shares of the Company's capital stock.

            "BUSINESS DAY" shall mean any day other than Saturday, Sunday and any day on which banking institutions in the State of New York are authorized by Law or other governmental action to close.

            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            "PERSON" means an individual, a corporation, partnership, limited liability company, association, trust or any other entity or organization, including a government, a political subdivision or an agency or instrumentality thereof.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

            "TERM OF THIS WARRANT" shall mean the period beginning on the date of initial issuance hereof and ending on July 31, 2006.

            "TRANSFER" means the offer, sale, donation, assignment (as collateral or otherwise), mortgage, pledge, grant, hypothecation, encumbrance, gift, bequest or transfer or disposition of any security.

            "WARRANT PRICE" shall mean $____ per share(2), subject to adjustment in accordance with Section 5 hereof.

      SECTION 2. EXERCISE OF WARRANT.

            2.1 Procedure for Exercise of Warrant. To exercise this Warrant in whole or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 10 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form of Exhibit A attached hereto, (ii) cash, a certified or official bank check payable to the order of the Company, or a wire transfer of funds to the Company's account, in each case in the amount of the Warrant Price for each share being purchased and any amount required to be paid by the Holder on account of a transfer of a Warrant or Warrant Shares pursuant to Section 3 hereof, and (iii) this Warrant.

            In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or, subject to compliance with
Section 6.2, such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding three Business Days, after the rights represented by this Warrant shall have been so

----------
(2) The initial warrant price shall be equal to the Per Share Subscription Price (as defined in the Standby Securities Purchase Agreement).

exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Holder shall have complied with the conditions for exercise of this Warrant set forth above, irrespective of the date of delivery of such certificate, except that, if the date of such compliance is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

            2.2 Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND/OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT be OFFERED OR sold or transferred EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS PROVIDED THAT AT THE ISSUER'S REQUEST, THE TRANSFEROR THEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL (WHICH OPINION SHALL BE IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE ISSUER FROM COUNSEL REASONABLY SATISFACTORY TO THE ISSUER) TO THE EFFECT THAT SUCH SECURITIES MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION, OR (C) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT."

            Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof (which counsel shall be satisfactory to the Company) the securities represented thereby are not, at such time, required by law to bear such legend. The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the Holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act or as they have been sold pursuant to a registration statement declared effective by the Securities and Exchange Commission or pursuant to Rule 144 under the Securities Act. At the request of the Company, the Company shall have the right to receive an opinion of counsel for the Holder, reasonably satisfactory to the Company, to the effect that the transfer of the Warrant Shares is exempt from the registration requirements of the Securities Act, prior to the removal of the legend if the request for removal is being made pursuant to Rule 144 or Rule 144(k) under the Securities Act.

      SECTION 3. COVENANTS AS TO COMMON STOCK. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock (or out of shares of Common Stock held in its treasury) solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens, preemptive rights and charges with respect to the issue thereof. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange or quotation system upon which shares of Common Stock or other securities constituting Warrant Shares may be listed or quoted (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company further covenants and agrees that it shall pay when due and payable any and all federal and state documentary or stamp taxes (other than federal or state income taxes) which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant, except that, if Warrant Shares or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the Notice of Exercise.

      SECTION 4. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Price as provided in Section 5(a), Section 5(b), Section 5(c) or Section 5(f), the number of Warrant Shares shall be changed to the number determined by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

      SECTION 5. ADJUSTMENT. The Warrant Price and terms of the Warrant shall be subject to adjustment from time to time as follows:

            (a) If, at any time during the Term of this Warrant, the Company shall make or issue, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Warrant Price then in effect immediately before such event shall be decreased as of the time of such issuance by multiplying the Warrant Price then in effect by a fraction:

                        (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

                        (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

            (b) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a subdivision or split-up of shares of Common Stock, then, immediately after the date fixed for the determination of holders of Common Stock entitled to receive shares in such subdivision or split-up, the Warrant Price in effect immediately before the subdivision or split-up shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

            (c) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock or reverse stock split, then, immediately after the effective date for such combination, the Warrant Price in effect immediately prior to such combination or reverse stock split shall be appropriately increased so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

            (d) If, at any time during the Term of this Warrant, the Company shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than dividends or distributions for which an adjustment is made pursuant to other provisions of this Section 5 or regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Holder shall receive upon the exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Holder would have been entitled to receive had this Warrant been exercised on the effective date fixed for the determination of holders of Common Stock entitled to receive a dividend or distribution in such event and had the Holder thereafter, during the period from such date to and including the exercise date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 5 with respect to the rights of the Holder.

            (e) In the case of any proposed consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed consolidation, reorganization, recapitalization, or reclassification of the capital stock of the Company or other transaction, then, as a condition of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, the Company shall give 30 days' prior written notice thereof to the Holder hereof and lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the Warrant Shares immediately theretofore purchasable hereunder, such shares of stock, securities, cash or assets as may (by virtue of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction) be issued or payable with respect to or in exchange for the number of Warrant Shares purchasable hereunder immediately before such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable as nearly as may be practicable, in relation to any shares of stock, securities, cash or assets thereafter deliverable upon the exercise of this Warrant. Notwithstanding the foregoing sentences, if (x) there shall occur any consolidation, merger, sale, consolidation, reorganization, recapitalization or other transaction in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company (which shall be understood to mean the ultimate parent of such company, if such company is not publicly traded and its ultimate parent is publicly traded) is publicly traded, then, as part of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, (i) the Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction by
   (B) a fraction, the numerator of which is the Fair Market Value (as defined below) per share of Common Stock as of the effective date of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, as determined pursuant to Section 7, and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board of Directors of the Company (using the principles set forth in Section 7 to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Warrant Price divided by the fraction referred to in clause (B) above. The Company shall not effect any such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction (including a purchaser of all or substantially all the Company's assets) assumes by written instrument the obligation to deliver to each Holder of Warrants such shares of stock, securities, cash or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire upon exercise of Warrants.

            (f) If at any time the Company shall issue or sell any Common Stock (other than Common Stock issued (a) pursuant to the Company's existing or future stock option plans or pursuant to any other existing or future Common Stock related director or employee compensation plan of the Company approved by the board of directors of the Company (the "BOARD OF DIRECTORS"), (b) as consideration for the acquisition of a business or of assets, (c) to the Company's joint venture partners in exchange for interests in the relevant joint venture, (d) upon conversion of any shares of any series of preferred stock or as the payment of a dividend with respect to any series of preferred stock outstanding on the date hereof or the issuance of which caused an adjustment under the other provisions of this Section 5 or (e) upon the exercise or conversion of any security the issuance of which caused an adjustment under the other provisions of this Section 5 for a consideration per share less than the Warrant Price then in effect, or shall issue any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock (other than such securities paid as dividends on any class of preferred stock outstanding on the date hereof or the issuance of which caused an adjustment under the other provisions of this Section 5) having a conversion, exercise or exchange price, together with the issue price of such securities, per share of Common Stock less than the Warrant Price then in effect, the Warrant Price to be in effect after such issuance or sale shall be determined by multiplying the Warrant Price in effect immediately prior to such issuance or sale by a fraction, (i) the denominator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (x) the number of additional shares of Common Stock to be issued or sold (or, in the case of any options, rights, warrants or other convertible, exercisable or exchangeable securities, issued on conversion, exercise or exchange), and (ii) the numerator of which shall be the sum of
   (y) the number of shares of Common Stock outstanding immediately prior to such issuance and sale plus (z) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Warrant Price in effect on the date of such issuance or sale. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the fair market value (determined in accordance with the principles set forth in Section 7 to the extent applicable) of such non-cash consideration shall be utilized in the foregoing computation. Such adjustment shall be made successively whenever any such issuance or sale is made, and shall become effective immediately after such issuance or sale. If all the Common Stock deliverable upon exercise, conversion or exchange of securities convertible into Common Stock have not been issued when such securities are no longer outstanding, then the Warrant Price shall promptly be readjusted to the Warrant Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of Common Stock issued upon conversion, exercise or exchange of such securities.

            (g) Whenever the Warrant Price shall be adjusted as provided in this
   Section 5, the Company shall promptly prepare a statement showing the facts requiring such adjustment and the Warrant Price and number of Warrant Shares that shall be in effect after such adjustment, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder at its, his or her address appearing on the Company's records. The Company shall, as promptly as reasonably practicable after the written request at any time of the Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Holder a certificate setting forth (i) the Warrant Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

            (h) Adjustments made pursuant to this Section 5 shall be made on the date such dividend, subdivision, split-up, reverse stock split, combination, distribution, issuance, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, as the case may be, is made, and shall become effective at the close of business on the day such event becomes effective.

      SECTION 6. OWNERSHIP.

            6.1 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

            6.2 Transfer and Replacement.

            (a) No Holder shall Transfer this Warrant other than (i) a Transfer to one or more of its Affiliates or (ii) if the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the registration requirements of the Securities Act. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for, and a Transfer shall be permitted in the event of, a Transfer by a Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a Transfer by a Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 6. Any attempt to Transfer this Warrant other than in accordance with this Section 6 shall be null and void and no right, title or interest in or to such Warrant shall be Transferred to the purported transferee, buyer, donee, assignee or encumbrance holder. The Company will not give, and will not permit the Company's transfer agent to give, any effect to such attempted Transfer in its stock records.

            (b) Subject to Section 6.2(a), this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, together with a properly executed Assignment (in the form of Exhibit B or Exhibit C hereto, as the case may be) and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be promptly made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 9 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company shall promptly make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than documentary or stamp taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. The Holder shall not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

      SECTION 7. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 7, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the Fair Market Value of such fractional share over the Warrant Price for such fractional share on the exercise date.

            (a) The Fair Market Value per share of Common Stock shall be determined as follows:

                  (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the exercise date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the effective date or the exercise date, as applicable (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

                  (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the effective date or the exercise date, as applicable, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 3 Business Days after such request, notify the Holder of the Fair Market Value per share of Common Stock and furnish the Holder with reasonable documentation of the Board's determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the exercise date, then (A) the Board shall make, and shall provide or cause to be provided to the Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Holder that it do so, and (B) payment in cash with respect to any fractional share as required by Section 7 hereof shall be delayed until such determination is made and notice thereof is provided to the Holder (it being understood that this shall not prevent the Holder, at its option, from exercising the Warrant prior to such determination).

      SECTION 8. SPECIAL ARRANGEMENTS OF THE COMPANY. The Company covenants and agrees that during the Term of this Warrant, unless otherwise approved by the
Holder:

            8.1 Certain Actions. The Company shall not amend its charter to eliminate as an authorized class of capital stock that class denominated as "Common Stock" on the date hereof. The Company shall not by any action avoid or seek to avoid the observance or performance of any terms of this Warrant or impair or diminish its value, but shall at all times in good faith assist in the carrying out of all such terms of Warrant. Without limiting the generality of the foregoing, the Company shall obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

            8.2 Shall Bind Successors. This Warrant and the rights evidenced hereby shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its permitted assigns to the extent permitted by Section 6.2.

            8.3 No Exercise Interference; Par Value. Other than in accordance with Section 6.2, the Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Warrant Price then in effect.

            8.4 Notices of Certain Actions. The Company shall give written notice to the Holder in the event (A) the Company closes its books or takes a record (1) with respect to any dividend or distribution upon the Common Stock, or for the purpose of entitling or enabling any stockholder to receive any other right, or (2) with respect to any pro rata subscription offer to holders of Common Stock, or (B) of any recapitalization, reorganization, reclassification, consolidation, merger, dissolution, liquidation or sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or assets with respect to or in exchange for Common Stock. Such notice shall be sent at least ten days prior to the record date or effective date for the event specified in such notice.

      SECTION 9. NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at such address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at its address for notices set forth on the signature page hereto or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

      SECTION 10. NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company (including, without limitation, any preemption rights, voting rights or rights to dividends) except upon exercise in accordance with the terms hereof. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Warrant Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      SECTION 11. GOVERNING LAW. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

      SECTION 12. WARRANT REGISTER. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

      SECTION 13. AMENDMENTS. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Company. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be signed by their duly authorized officers this ________ day of ____________, 2005.

                                              DDi CORP.

                                              __________________________________
                                              Name:
                                              Title:

                                              [HOLDER]:

                                              __________________________________

                                              __________________________________
                                              Name:
                                              Title:

                                              Address:

                                              __________________________________

                                              __________________________________

                                              __________________________________
                                              Attention:

                                              Facsimile:

                                    EXHIBIT A

                           FORM OF NOTICE OF EXERCISE
                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]
                     TO BE EXECUTED BY THE REGISTERED HOLDER

                        TO EXERCISE THE ATTACHED WARRANT

The undersigned hereby exercises the right to purchase shares of Common Stock which the undersigned is entitled to purchase by the terms of the attached Warrant according to the conditions thereof, and herewith makes payment of $_______________ therefor in cash.

All shares to be issued pursuant hereto shall be issued in the name of, and the initial address of such person to be entered on the books of DDi CORP. shall be:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

The shares are to be issued in certificates of the following denominations:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                              [Type Name of Holder]

                                              By:___________________
                                              Title:________________

Date: ________________

                                    EXHIBIT B
                               FORM OF ASSIGNMENT
                                    (ENTIRE)

               [To be signed only upon transfer of entire Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                        TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED, _______________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the attached Warrant, and the undersigned does hereby irrevocably constitute and appoint _______________________________ Attorney to transfer said Warrant on the books of DDi CORP., with full power of substitution.

                                              [Type Name of Holder]

                                              By:___________________
                                              Title:________________

Date:________________

NOTICE:

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT C
                               FORM OF ASSIGNMENT
                                    (PARTIAL)

              [To be signed only upon partial transfer of Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                        TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED, _______________________________ hereby sells, assigns and transfers unto _______________________________ (i) the rights of the undersigned to purchase ______________ shares of Common Stock under and pursuant to the attached Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the attached Warrant, it being understood that the undersigned shall retain, severally (and not jointly), with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer said Warrant on the books of DDi CORP., with full power of substitution.

                                              [Type Name of Holder]

                                              By:___________________
                                              Title:________________

Date:________________

NOTICE:

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT C

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                   [Attached]

================================================================================

                          REGISTRATION RIGHTS AGREEMENT

                                  by and among

                                    DDi CORP.

                                       AND

                          THE HOLDERS SIGNATORY HERETO

                        Dated as of ______________, 2005

================================================================================

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of _________, 2005, among those holders of Common Stock signatory hereto (the "HOLDERS") and DDi CORP., a Delaware corporation (the "COMPANY").

      WHEREAS:

      A. Pursuant to that certain Standby Securities Purchase Agreement, dated as of __________, 2005 (the "PURCHASE AGREEMENT"), between the Company and the purchasers signatory thereto, upon the satisfaction of certain conditions, the Company will issue Rights Offering Common Stock and Standby Commitment Fee Warrants (as defined below) to the Holders.

      B. Pursuant to the Standby Commitment Fee Warrants, the Company has agreed to issue to the Holders upon the exercise thereof, shares of the Company's Common Stock.

      C. In order to induce the Holders to enter into the Purchase Agreement, the Company has agreed to grant to the Holders as set forth herein certain registration rights under the Securities Act (as defined below) and applicable state securities laws with respect to the Rights Offering Common Stock and the Warrant Common Stock (as defined below).

      NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.    DEFINITIONS.

      In addition to the terms defined elsewhere herein and the terms set forth in the Purchase Agreement that are not otherwise defined herein, which shall have the same meanings herein as in the Purchase Agreement, the following terms shall have the following meanings when used herein with initial capital letters:

      "ADVICE" has the meaning set forth in Section 3(b).

      "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

      "BLACK SCHOLES WARRANT VALUE" shall mean the value of a warrant as determined by the Board of Directors as of the date of determination using the Black-Scholes valuation formula (based upon the advice of an independent investment bank of national standing selected by the Board of Directors), which value shall be determined by customary nationally recognized investment banking practices using such formula. For purposes of calculating such amount, (1) the term of the warrants will be the time from the date of determination to the expiration date of such warrants, (2) the assumed volatility will be 35%, (3) the assumed risk-free rate will equal the yield on three month U.S. Treasury securities, and
(4) the price for each share of Common Stock will be (x) the average closing price of a share of Common Stock for the twenty consecutive trading days immediately preceding, but not including, the date of determination as reported on the principal national securities exchange on which the shares of Common Stock are listed or admitted for trading or (y) if not listed or admitted for trading on any national securities exchange, the average of the closing bid and asked prices during such twenty trading day period in the over-the-counter market as reported by the Nasdaq National Market or any comparable system or (z) in all other cases, as determined in good faith by the Board of Directors of the Company, based on the advice of an independent investment bank of national standing selected by the Board of Directors.

      "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are permitted or required by any applicable law to close.

      "COMMISSION" means the Securities and Exchange Commission.

      "COMMON STOCK" means all of the common stock, par value $0.001 per share, of the Company.

      "COMPANY" has the meaning set forth in the Preamble and also includes the Company's successors.

      "DELAY NOTICE" has the meaning set forth in Section 2(e).

      "DELAY PERIOD" has the meaning set forth in Section 2(e).

      "EFFECTIVENESS PERIOD" has the meaning set forth in Section 2(b).

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "HOLDER" or "HOLDERS" has the meaning set forth in the Preamble or each Person to whom a Holder Transfers Registrable Securities or Registrable Liquidated Damages Warrant Securities in accordance with Article V of the Purchase Agreement. The Holder of a Warrant shall be deemed to be the Holder of Warrant Common Stock issuable with respect thereto.

      "LIQUIDATED DAMAGES WARRANT" means any warrants issued as liquidated damages pursuant to the provisions of this Agreement.

      "NASD" means the National Association of Securities Dealers, Inc.

      "PERSON" means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

      "PROSPECTUS" shall mean the prospectus included in a Resale Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities or Registrable Liquidated Damages Warrant Securities covered by a Resale Registration Statement or a Warrant Resale Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and, in each case, including all documents incorporated by reference therein.

      "REGISTRABLE SECURITIES" means (i) the shares of Rights Offering Common Stock, (ii) the shares of Warrant Common Stock, (iii) to the extent shares of Common Stock acquired by the Holders in the Rights Offering are not freely tradeable, any shares of Common Stock acquired by the Holders in the Rights Offering and (iv) other shares of Common Stock owned by the Holders as of the date of this Agreement, including any shares of Common Stock or other securities that may be received by the Holders (x) as a result of a stock dividend, stock split or other distribution of Common Stock in relation to the Rights Offering Common Stock or the Warrant Common Stock or (y) on account of Rights Offering Common Stock or Warrant Common Stock in a recapitalization, reorganization, consolidation, merger, share exchange or other transaction involving the Company, in each case upon the respective original issuance thereof, and at all times subsequent thereto; provided, however, that the foregoing shall cease to be "Registrable Securities" to the extent that (i) such securities have been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them or (ii) such securities are then saleable by the holder thereof pursuant to Rule 144(k).

      "REGISTRATION STATEMENT" means a Resale Registration Statement or a Warrant Resale Registration Statement.

      "RESALE REGISTRATION" shall mean a registration effected pursuant to
Section 2(a).

      "RESALE REGISTRATION STATEMENT" shall mean a "resale" registration statement of the Company pursuant to the provisions of Section 2(a) which covers the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, on Form S-3 (or if such form is not available, any other appropriate available form) under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

      "RIGHTS OFFERING COMMON STOCK" means the Company's Common Stock issued to the Holders pursuant to the Purchase Agreement.

      "RULE 144" shall mean Rule 144 promulgated under the Securities Act.

      "SECURITIES ACT" means the Securities Act of 1933, as amended.

      "STANDBY COMMITMENT FEE WARRANT" means one of the Common Stock Purchase Warrants, dated as of __________, 2005, issued pursuant to the terms of the Purchase Agreement, entitling the Holder thereof to purchase Warrant Common Stock under the terms and subject to the conditions set forth therein.

      "TRANSFER" means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security or any transfer upon any merger or, consolidation) (and correlative words shall have correlative meanings); provided, however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a Transfer.

      "WARRANTS" means the Standby Commitment Fee Warrants and the Liquidated Damages Warrants, collectively.

      "WARRANT COMMON STOCK" means the Company's Common Stock issued or issuable to the Holders upon the exercise of any of the Warrants.

      "WARRANT RESALE REGISTRATION STATEMENT" shall mean a "resale" registration statement of the Company that is filed pursuant to the provisions of Section 2(c) which covers the resale of all of the Warrant Common Stock issuable upon the exercise of the Liquidated Damages Warrants for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, on Form S-3 (or if such form is not available, any other appropriate available form) under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.

2.    RESALE REGISTRATION.

            (a) Registration Requirement.

                  Subject to the last sentence of this paragraph, the Company shall prepare promptly and file with the Commission a Resale Registration Statement meeting the requirements of the Securities Act within five (5) Business Days following the Closing under the Purchase Agreement, and will use its best efforts to cause the Resale Registration Statement to be declared effective by the Commission as soon as practicable thereafter and in any event not later than sixty (60) days after such filing. The Company's obligations to file a Resale Registration Statement and to have it declared effective within the time periods set forth in the first sentence of this Section 2(a) shall be subject to the Company's right to deliver to the Holders a Delay Notice pursuant to Section 2(e) hereof.

                  If a Resale Registration Statement is not filed with the Commission within five (5) Business Days following the Closing under the Purchase Agreement (subject to any bona fide Delay Period), the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate purchase price for the Unsubscribed Shares paid by such Holder pursuant to Section 1.3 of the Purchase Agreement for each month or part thereof that such Resale Registration Statement has not been filed, payable in monthly installments. If the Resale Registration Statement is not declared effective by the Commission within 60 days after it is filed with the Commission (subject to any bona fide Delay Period), the

Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate purchase price for the Unsubscribed Shares paid by such Holder pursuant to Section 1.3 of the Purchase Agreement for each month or part thereof that such Resale Registration Statement has not been declared effective, payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a value (such value to be determined as set forth below) equal to such liquidated damages. Such Liquidated Damages Warrants shall contain the same terms as the Standby Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this
Section 2(a) shall cease to accrue (i) with respect to the liquidated damages for failure to have the Resale Registration Statement filed with the Commission on or prior to the fifth Business Day following the Closing, on the day that the Resale Registration Statement has been filed with the Commission or (ii) with respect to the liquidated damages for failure to have the Resale Registration Statement declared effective on or prior to the sixtieth (60th) day after it is filed with the Commission, on the day that the Resale Registration Statement has been declared effective by the Commission. The parties hereto agree that the liquidated damages provided for in this Section 2(a) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the failure of the Resale Registration Statement to be filed and/or to be declared effective, as the case may be, in accordance with this Agreement.

            (b) Effectiveness Requirement.

                  The Company agrees to use its best efforts to keep the Resale Registration Statement continuously effective and the Prospectus usable for resales for a period commencing on the date that such Resale Registration Statement is initially declared effective by the Commission and terminating on the date when all of the Registrable Securities covered by such Resale Registration Statement have been sold pursuant to such Resale Registration Statement or have ceased to be Registrable Securities (the "EFFECTIVENESS PERIOD"); provided, however, the Company is permitted to suspend sales of the Registrable Securities during any Delay Period.

                  After the Resale Registration Statement has been declared effective by the Commission, if at any time the Resale Registration Statement or the Prospectus thereunder cannot be used for the resale of the Registrable Securities for any reason (including without limitation by reason of a stop order or the Company's failure to update the Resale Registration Statement but subject to any bona fide Delay Period), then, subject to subsection (e) below, the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate purchase price for the Unsubscribed Shares paid by such Holder pursuant to Section 1.3 of the Purchase Agreement for each month or part thereof that such Resale Registration Statement cannot be used for the resale of the Registrable Securities, payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a value (such value to be determined as set forth below) equal to such liquidated damages. Such Liquidated Damages Warrants shall contain the same terms as the Standby Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this Section 2(b) shall cease to accrue on the day the Holders have received notice from the Company regarding the reinstatement of effectiveness of the Resale Registration Statement. The parties hereto agree that the liquidated damages provided for in this Section 2(b) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the failure of the Resale Registration Statement to remain effective in accordance with this Agreement.

            (c) Warrant Resale Registration Statement.

                  Subject to the last sentence of this paragraph, if the Company is not able to register the resale of the Warrant Common Stock issuable upon exercise of the Liquidated Damages Warrants (the "REGISTRABLE LIQUIDATED DAMAGES WARRANT SECURITIES") pursuant to the Resale Registration Statement, the Company shall prepare promptly and file with the Commission a Warrant Resale Registration Statement meeting the requirements of the Securities Act within ten
(10) Business Days following the issuance of any such Liquidated Damages Warrants, and will use its best efforts to cause the Warrant Resale Registration Statement to be declared effective by the Commission as soon as practicable thereafter and in any event not later than sixty (60) days after such filing. The Company's obligations to file a Warrant Resale Registration Statement and to have it declared effective within the time periods set forth in the first sentence of this Section 2(c) shall be subject to the Company's right to deliver to the Holders a Delay Notice pursuant to Section 2(e) hereof.

                  If a Warrant Resale Registration Statement is not filed with the Commission within ten (10) Business Days following the issuance of any such Liquidated Damages Warrants (subject to any bona fide Delay Period), the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the liquidated damages relating to such Liquidated Damages Warrants for each month or part thereof that such Warrant Resale Registration Statement has not been filed, payable in monthly installments. If the Warrant Resale Registration Statement is not declared effective by the Commission within 60 days after it is filed with the Commission (subject to any bona fide Delay Period), the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the liquidated damages relating to such Liquidated Damages Warrants for each month or part thereof that such Warrant Resale Registration Statement has not been declared effective, payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a value (such value to be determined as set forth below) equal to such liquidated damages. Such Liquidated Damages Warrants shall contain the same terms as the Standby Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this Section 2(c) shall cease to accrue (i) with respect to the liquidated damages for failure to have the Warrant Resale Registration Statement filed with the Commission on or prior to the tenth Business Day following the Closing, on the day that the Warrant Resale Registration Statement has been filed with the Commission or (ii) with respect to the liquidated damages for failure to have the Warrant Resale Registration Statement declared effective on or prior to the sixtieth (60th) day after it is filed with the Commission, on the day that the Warrant Resale Registration Statement has been declared effective by the Commission. The parties hereto agree that the liquidated damages provided for in this Section 2(c) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the failure of the Warrant Resale Registration Statement to be filed and/or to be declared effective, as the case may be, in accordance with this Agreement.

            (d) Warrant Resale Registration Statement Effectiveness Requirement.

                  The Company agrees to use its best efforts to keep the Warrant Resale Registration Statement continuously effective and the Prospectus usable for resales for a period commencing on the date that such Warrant Resale Registration Statement is initially declared effective by the Commission and terminating on the date when all of the Registrable Liquidated Damages Warrant Securities covered by such Warrant Resale Registration Statement have been sold pursuant to such Warrant Resale Registration Statement or have ceased to be Registrable Liquidated Damages Warrant Securities; provided, however, the Company is permitted to suspend sales of the Registrable Liquidated Damages Warrant Securities during any Delay Period.

                  After the Warrant Resale Registration Statement has been declared effective by the Commission, if at any time the Warrant Resale Registration Statement or the Prospectus thereunder cannot be used for the resale of the Registrable Liquidated Damages Warrant Securities for any reason (including without limitation by reason of a stop order or the Company's failure to update the Warrant Resale Registration Statement but subject to any bona fide Delay Period), then, subject to subsection (e) below, the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the liquidated damages relating to the related Liquidated Damages Warrants for each month or part thereof that such Warrant Resale Registration Statement cannot be used for the resale of the Registrable Liquidated Damages Warrant Securities, payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a value (such value to be determined as set forth below) equal to such liquidated damages. Such Liquidated Damages Warrants shall contain the same terms as the Standby Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this
Section 2(d) shall cease to accrue on the day the Holders have received notice from the Company regarding the reinstatement of effectiveness of the Warrant Resale Registration Statement. The parties hereto agree that the liquidated damages provided for in this Section 2(d) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the failure of the Warrant Resale Registration Statement to remain effective in accordance with this Agreement.

            (e) Delay Period.

                  The term "DELAY PERIOD" means, with respect to any obligation to file any Resale Registration Statement or any Warrant Resale Registration Statement or to keep any Resale Registration Statement, Warrant Resale Registration Statement or Prospectus usable for resales pursuant to this Section 2, the shortest period of time determined in good faith by the Company's Board of Directors to be necessary when there exist circumstances relating to a material pending development, including, but not limited to, a pending or contemplated material acquisition or merger or other material transaction or event, which would require additional disclosure by the Company in such Resale Registration Statement, Warrant Resale Registration Statement or Prospectus of previously non-public material information which the Company determines in good faith upon the advice of counsel that it has a bona fide business purpose for keeping confidential and non-public and the non-disclosure of which in such Resale Registration Statement, Warrant Resale Registration Statement or Prospectus might cause such Resale Registration Statement, Warrant Resale Registration Statement or Prospectus to fail to comply with applicable disclosure requirements or if the Company becomes ineligible to use the registration form on which the Resale Registration Statement or Warrant Resale Registration Statement is filed and declared effective (such circumstances, "DELAY CIRCUMSTANCES"). A Delay Period shall commence on and include the date that the Company gives written notice (a "DELAY NOTICE") to the Holders that the Prospectus is no longer usable as a result of such Delay Circumstances and shall end on the date when the Holders are advised in writing by the Company that the current Delay Period has terminated (it being understood that the Company shall give such notice to all Holders promptly upon making the determination that the Delay Period has ended). If as a result of the circumstances giving rise to the Delay Period the Prospectus included in the Resale Registration Statement or the Warrant Resale Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised Prospectus with the notice to the Holders advising them that the Delay Period has terminated. Notwithstanding anything herein to the contrary the Company is only entitled to three (3) Delay Periods having durations of not more than thirty (30) days each during any consecutive 12 month period, and not to exceed more than ninety (90) days in the aggregate in any consecutive 12 month period. A Delay Period may not commence if a prior Delay Period has terminated within the previous 30 days or if three Delay Periods have occurred during the consecutive 12 month period ending on the date that the Company gives notice that a Delay Period has commenced. The Company covenants and agrees that it will not deliver a Delay Notice with respect to a Delay Period unless the Company's employees, officers and directors and their affiliates are also prohibited by the Company for the duration of the Delay Period from effecting any public sales of shares of Common Stock beneficially owned by them.

                  If at any time the Company breaches the terms of this Section 2(e) with respect to the number of Delay Periods in any 12 month period or if the duration of any Delay Period exceeds 30 days, then, the Company will pay to each Holder, as liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate purchase price for the Unsubscribed Shares paid by such Holder pursuant to Section 1.3 of the Purchase Agreement for each month or part thereof that the Company is in violation of this Section 2(e), payable in monthly installments. The payment of liquidated damages pursuant to this paragraph shall be made by the Company, at its option, either in cash or in Liquidated Damages Warrants having a value (such value to be determined as set forth below) equal to such liquidated damages. Such Liquidated Damages Warrants shall contain the same terms as the Standby Commitment Fee Warrants except that they shall have an exercise period of one year from the date of actual issuance, and they shall have an exercise price (x) with respect to the first installment of Liquidated Damages Warrants, equal to the Average Share Price (as defined in the Purchase Agreement) on the date on which the Company first becomes obligated to pay the liquidated damages and (y) with respect to any subsequent installment of Liquidated Damages Warrants, on the first Business Day of the month period for which such installment is issuable. The value of such Liquidated Damages Warrants shall be equal to their Black Scholes Warrant Value. Liquidated damages shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. The liquidated damages to be paid to the Holders pursuant to this Section 2(e) shall cease to accrue on the day such Delay Period that causes the Company to breach the terms of this Section 2(e) terminates. The parties hereto agree that the liquidated damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that will be suffered by the Holders by reason of the breach by the Company of the terms of this Section 2(e).

            (f) Notice.

                  The Company will, in the event a Registration Statement is declared effective, notify each such Holder as promptly as practicable, and in any event no later than the next Business Day, when such Registration Statement has become effective and take such other actions as are required to permit unrestricted resales of the Registrable Securities or Registrable Liquidated Damages Warrant Securities, including providing to each Holder a reasonable number of copies of the Prospectus which is a part of such Registration Statement as is requested by such Holder. The Company further agrees to supplement or amend each Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act or by any other rules and regulations thereunder for registrations, and the Company agrees to notify the Holders of Registrable Securities or Registrable Liquidated Damages Warrant Securities of any such supplement or amendment promptly after its being used or filed with the Commission.

3.    REGISTRATION PROCEDURES.

            (a) Obligations of the Company.

                  In connection with its obligations under Section 2 with respect to the Resale Registration Statement and any Warrant Resale Registration Statement, the Company shall:

                  (i) prepare and file with the Commission a Resale Registration Statement or Warrant Resale Registration Statement as prescribed by Sections 2(a) and 2(c), respectively, within the relevant time periods specified in Sections 2(a) and 2(c), respectively, on Form S-3 (or if such form is not available, any other appropriate available form), which form shall (A) be available for the resale of the Registrable Securities or Registrable Liquidated Damages Warrant Securities by the selling Holders thereof and (B) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith; the Company shall use its best efforts to cause such Resale Registration Statement or Warrant Resale Registration Statement to become effective and remain effective and the Prospectus usable for resales in accordance with
                        Section 2, subject to the proviso contained in Section 2(b) or Section 2(d), as applicable; provided, however, that, no fewer than five (5) calendar days before filing any Resale Registration Statement, Warrant Resale Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders covered by such Resale Registration Statement or Warrant Resale Registration Statement and their counsel a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed and will cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act; and the Company shall not file any Resale Registration Statement, Warrant Resale Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, other than filings required under the Exchange Act, if the Holders or their counsel shall reasonably object in a timely manner; and provided further, however, the plan of distribution disclosed in the Resale Registration Statement or the Warrant Resale Registration Statement shall be in the form attached hereto as Exhibit B, with such changes as the Holders may reasonably request;

                  (ii) prepare and file with the Commission such amendments (including post effective amendments) to any Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period, subject to the proviso contained in Section 2(b) or Section 2(d), as the case may be, or as reasonably requested by the Holders of a majority of Registrable Securities or Registrable Liquidated Damages Warrants Securities, as the case may be, and cause each Prospectus to be supplemented, if so determined by the Company or requested by the Commission, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force), under the Securities Act; respond as promptly as reasonably possible to any comments received from the Commission with respect to such Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and as promptly as reasonably possible, upon request, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement; and comply in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all Registrable Securities or Registrable Liquidated Damages Warrant Securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement;

                  (iii) register or qualify the Registrable Securities or
                        Registrable Liquidated Damages Warrant Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder shall reasonably request in writing, keep each such registration or qualification effective during the Effectiveness Period and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities or Registrable Liquidated Damages Warrant Securities owned by such Holder; provided, however, that the Company shall not be required to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this
                        Section 3(a)(iii), (B) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or
                        (C) subject itself to any material taxation in any such jurisdiction if it is not then so subject;

                  (iv) promptly (and, in the case of (G) below, not less than five (5) calendar days prior to such filing) notify each Holder and promptly confirm such notice in writing, if such notice was verbally given, (A) when the Registration Statement covering such Registrable Securities or Registrable Liquidated Damages Warrant Securities has become effective and when any post effective amendments thereto become effective, (B) of the receipt of any comments from the Commission with respect to any such document or a document incorporated by reference therein, (C) of any request by the Commission or any other federal or state securities authority for amendments or supplements to such Registration Statement or Prospectus or for additional information after such Registration Statement has become effective, (D) of the issuance or threatened issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the qualification of the Registrable Securities or Registrable Liquidated Damages Warrant Securities in any jurisdiction described in
                        Section 3(a)(iii) or the initiation of any proceedings for that purpose, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities or Registrable Liquidated Damages Warrant Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) of the happening of any event or the failure of any event to occur or the discovery of any facts, during the Effectiveness Period, which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (G) when a Prospectus or Prospectus Supplement or post-effective amendment to such Registration Statement is proposed to be filed;

                  (v) use its best efforts to prevent the entry of any stop order or other suspension of effectiveness of any Registration Statement, or if entered, to obtain the withdrawal of any such stop order or to avoid the issuance of, or, if issued, obtain the withdrawal of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities or Registrable Liquidated Damages Warrant Securities for sale in any jurisdiction at the earliest possible moment;

                  (vi) furnish to each Holder, without charge, one conformed copy of the Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested) promptly after the filing of such documents with the Commission, and additional conformed copies of such Registration Statement as such Holder may reasonably request;

                  (vii) promptly deliver to each selling Holder, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) as such Holder from time to time may reasonably request (it being understood that the Company consents to the use of the Prospectus by each of the selling Holders in connection with the offering and sale of the Registrable Securities or the Registrable Liquidated Damages Warrant Securities covered by the Prospectus), such other documents incorporated by reference therein and any exhibits thereto as such selling Holder from time to time may reasonably request in order to facilitate the disposition of the Registrable Securities or Registrable Liquidated Damages Warrant Securities by such Holder;

                  (viii) as soon as practicable after the resolution of any
                         matter or event specified in Sections 3(a)(iv)(B), 3(a)(iv)(C), 3(a)(iv)(E) and 3(a)(iv)(F) (subject to the proviso contained in Section 2(b)), prepare and file with the Commission a supplement or post-effective amendment to the applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document, and provide revised or supplemented Prospectuses to the Holders so that, as thereafter delivered to the purchasers of the Registrable Securities or Registrable Liquidated Damages Warrant Securities, such Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ix) a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of such Registration Statement, provide a reasonable number of copies of such document to the Holders as shall be reasonably requested by the Holders, if any;

                  (x) cooperate with each seller of Registrable Securities or Registrable Liquidated Damages Warrant Securities covered by a Registration Statement and its counsel in connection with any filings required to be made with the NASD;

                  (xi) take all other steps reasonably necessary to effect the registration of the Registrable Securities or Registrable Liquidated Damages Warrant Securities covered by a Registration Statement contemplated hereby;

                  (xii) use its best efforts to cause all Registrable Securities or Registrable Liquidated Damages Warrant Securities registered pursuant to this Agreement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

                  (xiii) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities or Registrable Liquidated Damages Warrant Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities or Registrable Liquidated Damages Warrant Securities to be in such denominations and registered in such names as any such Holders may request;

                  (xiv) from and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities that are not Registrable Securities or Registrable Liquidated Damages Warrant Securities in the Registration

                        Statement under Section 2(a) or Section 2(c) hereof or any amendment or supplement thereto without the consent of the holders of a majority in interest of the Registrable Securities or Registrable Liquidated Damages Warrant Securities, as the case may be; and

                  (xv) notwithstanding any other provision of this Section 3(a), if the Company becomes ineligible to use the registration form on which the Registration Statement is filed and declared effective pursuant to Section 2(a) or
                        Section 2(c), thereby precluding any Holder from using the related Prospectus, the Company shall use its best efforts to prepare and file either a post effective amendment to the Registration Statement to convert such registration statement to, or a new Registration Statement on, another registration form which the Company is eligible to use within thirty (30) days after the date that the Company becomes ineligible, provided such other registration form shall be available for the sale of the Registrable Securities or Registrable Liquidated Damages Warrant Securities by the selling Holders thereof and such amended or new Registration Statement shall remain subject in all respects to the provisions of this Section 3(a).

            (b) Holders' Obligations.

                  (i) Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event specified in Sections 3(a)(iv)(B), 3(a)(iv)(C), 3(a)(iv)(E),
                        3(a)(iv)(F) or any Delay Notice, such Holder will forthwith discontinue disposition of Registrable Securities or Registrable Liquidated Damages Warrant Securities pursuant to the Registration Statement at issue until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
                        Section 3(a)(viii) or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Registrable Liquidated Damages Warrant Securities current at the time of receipt of such notice.

                  (ii) Each Holder agrees that the Company may require each seller of Registrable Securities or Registrable Liquidated Damages Warrant Securities as to which any registration is being effected to furnish to it such information regarding such seller as may be required by the staff of the Commission to be included in the applicable Registration Statement, the Company may exclude from such registration the Registrable Securities or Registrable Liquidated Damages Warrant Securities of any seller who fails to furnish such information which is not otherwise readily available to the Company within ten (10) Business Days after receiving such request, and the Company shall have no obligation to register under the Securities Act the Registrable Securities or Registrable Liquidated

                        Damages Warrant Securities of a seller who so fails to furnish such information; provided that upon being furnished with such information by a Holder, including by any permitted transferee of Registrable Securities or Registrable Liquidated Damages Warrant Securities, whether before or after the Registration Statement is declared effective, the Company shall as promptly as reasonably practicable file a post-effective amendment to the Registration Statement, or a supplement to the Prospectus, for purposes of including such Holder as a selling Holder under the Registration Statement.

4.    REGISTRATION EXPENSES.

      All Registration Expenses will be borne by the Company whether or not the Registration Statement becomes effective. "REGISTRATION EXPENSES" means all fees and expenses incident to the performance of, or compliance with, this Agreement by the Company, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of compliance with securities or "blue sky" laws (including, without limitation, fees and disbursements of counsel for the selling Holders in connection with "blue sky" qualifications of the Registrable Securities or Registrable Liquidated Damages Warrant Securities and determination of the eligibility of the Registrable Securities or Registrable Liquidated Damages Warrant Securities for investment under the laws of such jurisdictions as the Holders of a majority of the Registrable Securities or Registrable Liquidated Damages Warrant Securities being sold may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Registrable Liquidated Damages Warrant Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the Holders of a majority of the Registrable Securities or Registrable Liquidated Damages Warrant Securities included in any Registration Statement), (iii) fees and disbursements of counsel for the Company and one single special counsel for the Holders, (iv) all fees and expenses of listing the Registrable Securities or Registrable Liquidated Damages Warrant Securities pursuant to Section 3(a)(xii), and (v) fees and expenses of all other Persons retained by the Company in connection with this Agreement; provided, however, that Registration Expenses shall not include fees and expenses of any counsel for the Holders except as provided in clause (iii) above and any local counsel that are not included in the definition of Registration Expenses nor shall it include underwriting fees, discounts or commissions relating to the offer and sale of Registrable Securities or Registrable Liquidated Damages Warrant Securities, which shall be borne by the Holders included in such registration pro rata in proportion to the number of Registrable Securities or Registrable Liquidated Damages Warrant Securities of such Holder included in such registration. In addition, the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any Person, including special experts, retained by the Company.

5.    INDEMNIFICATION.

            (a) Indemnification by the Company.

                  The Company will indemnify and hold harmless, to the fullest extent permitted by law, each Holder whose Registrable Securities or Registrable Liquidated Damages Warrant Securities are registered pursuant to this Agreement, the officers, directors, agents, members, partners, limited partners and employees of each of them, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents, members, partners, limited partners and employees of any such controlling Person, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, the costs of investigation and attorneys' fees) and expenses (collectively, "LOSSES"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, preliminary Prospectus or Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by such Holder expressly for use therein; provided, however, that the Company will not be liable to any Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus if either (A) (i) after receiving copies thereof from the Company, such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the Person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; or (B) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, and, after receiving copies thereof from the Company, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security or Registrable Liquidated Damages Warrant Security to the Person asserting the claim from which such Losses arise. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder or any officer, director, agent or employee of such Holder.

            (b) Indemnification by Holders of Registrable Securities or Registrable Liquidated Damages Warrant Securities.

                  In connection with any Registration Statement in which a Holder is participating, such Holder will furnish to the Company in writing such information concerning the Holder as the Company reasonably requests concerning such Holder for use in connection with any Registration Statement or Prospectus and will severally and not jointly indemnify, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, from and against any and all Losses arising out of or based upon (i) any disposition of Registrable Securities or Registrable Liquidated Damages Warrant Securities after receiving notice of a Delay Period and prior to receiving Advice under Section 3(b)(i) that use of the Prospectus may be resumed or (ii) any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is finally judicially determined by a court of competent jurisdiction to have been contained in any information so furnished in writing by such Holder to the Company expressly for use in such Registration Statement or Prospectus and to have been relied upon by the Company in the preparation of such Registration Statement, Prospectus or preliminary Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any officer, director, agent or employee of the Company. In no event will the liability of any selling Holder under this
Section 5(b) be greater in amount than the excess of the amount by which the total price at which the Registrable Securities or Registrable Liquidated Damages Warrant Securities sold by such Indemnifying Party and distributed to the public pursuant to the applicable Registration Statement (net of all related expenses) is over the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

            (c) Conduct of Indemnification Proceedings.

                  If any Person shall become entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the "INDEMNIFYING PARTY") of any claim or of the commencement of any action or proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any obligation or liability except to the extent that it shall be finally determined by a court of competent jurisdiction that the Indemnifying Party has been prejudiced materially by such failure.

                  An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to the Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel (and one local counsel in each applicable jurisdiction) shall be at the expense of the Indemnifying Party).

                  All Losses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party upon receipt of an undertaking to repay such amount if it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder. The Indemnifying Party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could be sought by such Indemnified Party under this Section 5, unless such judgment, settlement or other termination includes, as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder and shall not include a statement as to the admission of fault or culpability of the Indemnified Party.

            (d) Contribution.

                  If the indemnification provided for in this Section 5 is unavailable to an Indemnified Party under Section 5(a) or 5(b) hereof in respect of any Losses or is insufficient to hold such Indemnified Party harmless, then each applicable Indemnifying Party, in lieu of or in addition to indemnifying such Indemnified Party, as applicable, will, jointly and severally, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include, subject to any limitations set forth in Section 5(c), any reasonable legal or other fees or expenses incurred by such party in connection with any action or proceeding to the extent such party would have been indemnified for such fees and expenses if the indemnification provided for in this Section 5(d) was available to such party in accordance with its terms.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), an Indemnifying Party that is a selling Holder will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities or Registrable Liquidated Damages Warrant Securities sold by such Indemnifying Party and distributed to the public pursuant to the applicable Registration Statement (net of all related expenses) exceeds the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity, contribution and expense reimbursement obligations of a party hereunder will be in addition to any liability such party may otherwise have hereunder or otherwise.

6.    MISCELLANEOUS.

            (a) Reporting.

                  With a view to making available to the Holders the benefits of Rule 144 or any other similar rule or regulation of the Commission that may at the time permit the Holders to sell securities of the Company to the public without registration, for so long as the Holders continue to own Registrable Securities or Registrable Liquidated Damages Warrant Securities, the Company shall use commercially reasonable efforts to:

                  (i) Make and keep public information available, as those terms are understood and defined in Rule 144, and file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (ii) Furnish to each Holder, for so long as the Holder owns Registrable Securities or Registrable Liquidated Damages Warrant Securities, promptly upon request, a written statement by the Company, if true, that it has complied with the applicable reporting requirements of Rule 144, the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

            (b) Remedies.

                  In the event of a breach by the Company of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it will waive the defense that a remedy at law would be adequate.

            (c) Amendments and Waivers.

                  (i) The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least 75% of the then-outstanding Registrable Securities and Registrable Liquidated Damages Warrant Securities.

                  (ii)  Any amendment or waiver effected in accordance with this
                        Section 6(c) shall be binding upon each holder of Registrable Securities or Registrable Liquidated Damages Warrant Securities at the time outstanding, each future Holder of all such securities, and the Company.

                  (iii) No failure or delay by any party in exercising any
                        right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

            (d) Notices.

                  All notices, requests and other communications to either party hereunder must be in writing (including telecopy or similar writing) and must be given:

                  (i) if to a Holder, to the address set forth opposite such Holder's name on the signature pages hereto, with a copy to such additional party as indicated on such page.

                  (ii)  If to the Company, to:

                        DDi Corp.
                        1220 Simon Circle
                        Anaheim, California 92806
                        Facsimile No. (714) 688-7400
                        Attention: Chief Financial Officer

                        with a copy to:

                        Paul, Hastings, Janofsky & Walker LLP
                        695 Town Center Drive, Seventeenth Floor
                        Costa Mesa, California 92626
                        Facsimile No. (714) 668-6310
                        Attention: John F. Della Grotta, Esq.

or such other address or telecopier number as such Person may hereafter specify by written notice to the other parties hereto given five (5) days prior to the effectiveness of such change. Each such notice, request or other communication will be effective only when actually delivered at the address specified in this
Section 6(d), if delivered prior to 5 p.m. (local time) and such day is a business day, and if not, then such notice, request or other communication will not be effective until the next succeeding business day. Written confirmation of receipt (A) given by the recipient of such notice or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a reputable overnight delivery service.

            (e) Owner of Registrable Securities or Registrable Liquidated Damages Warrant Securities.

                  The Company will maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock, in which all transfers of Registrable Securities or Registrable Liquidated Damages Warrant Securities of which the Company has received notice will be recorded. The Company may deem and treat the Person in whose name Registrable Securities or Registrable Liquidated Damages Warrant Securities are registered in the stock book of the Company as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

            (f) Successors and Assigns.

                  Subject to this paragraph (f), this Agreement will inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and will inure to the benefit of each of the Holders. The Company may not assign its rights or obligations hereunder. Holders may not assign their rights and obligations under this Agreement; provided, however, that a Holder may assign its rights and obligations under this Agreement to a third party in connection with any transfer of Registrable Securities or Registrable Liquidated Damages Warrant Securities (a "PERMITTED TRANSFEREE"). Notwithstanding the foregoing, no Permitted Transferee shall be entitled to any of the transferring Holder's rights under this Agreement (i) unless and until such Permitted Transferee shall have acknowledged in writing its acceptance of such obligations hereunder or (ii) if the transferring Holder notifies the Company in writing on or prior to such transfer that the Permitted Transferee shall not have such rights.

            (g) Counterparts; Effectiveness.

                  This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile counterpart signatures shall be acceptable. This Agreement will become effective when each party hereto receives a counterpart hereof signed by the other party hereto.

            (h) Headings.

                  The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to limit or affect the meaning or interpretation of this Agreement. All references herein to "Sections" shall refer to corresponding provisions of this Agreement unless otherwise expressly noted.

            (i) Governing Law.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York, without giving effect to the principles of conflict of laws thereof that would cause the application of the laws of any other jurisdiction.

            (j) Jurisdiction; Consent to Service of Process.

                  Each party hereby irrevocably submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York located in New York, New York in the Borough of Manhattan or the United States District Court for the Southern District of New York, and any appellate court from any such court (as applicable, a "NEW YORK COURT"), in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the New York Court. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the New York Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by law.

            (k) WAIVER OF JURY TRIAL.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY OR DISPUTE THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(k).

            (l) Severability.

                  The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

            (m) Entire Agreement.

                  This Agreement constitutes the entire understanding and agreement among the parties relating to the subject matter hereof and supersedes any and all prior agreements, representations or understandings, both written and oral, with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

            (n) No Strict Construction.

                  The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

            (o) Third Party Beneficiaries.

                  This Agreement and all of its provisions and conditions are for the benefit of the parties to this Agreement, any Permitted Transferee and solely with respect to the provisions of Section 5 hereof, any Indemnified Party.

            (p) Termination.

                  This Agreement shall terminate on the date on which there cease to be any Registrable Securities and Registrable Liquidated Damages Warrant Securities outstanding. The provisions of Section 5 and Section 6(o) shall survive the termination of this Agreement.

            (q) Independent Nature of Holders' Obligations and Rights.

                  The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

            (r) No Conflicting Agreements.

                  The Company represents, warrants and agrees that (i) it has not entered into, and shall not, on or after the date of this Agreement, enter into, any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of the Company's securities to any person and (iii) without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the Registrable Securities and Registrable Liquidated Damages Warrant Securities, it shall not grant to any person the right to request the Company to register any Company securities under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

            (s) No Inferences.

                  Nothing in this Agreement shall create any inference that any Purchaser is required to register any securities of the Company for resale under the Securities Act, other than the Common Stock issuable pursuant to the Purchase Agreement and the Warrant Common Stock.

                            [Signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                             DDi CORP.

                                             By: _______________________________
                                                 Name:
                                                 Title:

                                             [HOLDER]

                                             By: _______________________________
                                                  Name:
                                                  Title:

                                             Address for Notice:

                                    EXHIBIT A

                                    AFFIDAVIT

      By executing signature line(s), the undersigned hereby certifies that he/she/it is the principal beneficial owner of the securities of the Company set forth below.

      The undersigned certifies that it is (i) the sole beneficial owner of the securities of the Company set forth below, or (ii) if not the sole beneficial owner of the securities set forth below, shares beneficial ownership of the securities set forth below with the additional signatories set forth below.

      The undersigned understands that to be granted rights under the Agreement, it must fill in the information on this form and return it to the Company, at the address set forth in Section 6(d)(ii) of the Agreement.

      SUBMISSION OF THIS AFFIDAVIT WILL ENTITLE THE UNDERSIGNED TO RIGHTS UNDER THE AGREEMENT BUT THESE RIGHTS ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE AGREEMENT.

Class of Securities of the Company
Which the Undersigned Beneficially Owns: _______________________________________
Number of Securities of the Company
Which the Undersigned Beneficially Owns: _______________________________________

Name of
Beneficiary: _________________________________________

By:          _________________________________________
             Authorized Representative
Name:
Title:

If more than one beneficial owner:

Name of other
beneficial owner:

By:          _________________________________________
             Authorized Representative
Name:
Title:

                                    EXHIBIT B

                              PLAN OF DISTRIBUTION

      The selling Holders, or their pledgees, donees, transferees, or any of their successors in interest selling shares received from a named selling Holder as a gift, partnership distribution or other non-sale-related transfer after the date of this prospectus (all of whom may be selling Holders), may offer and sell the securities from time to time on any stock exchange or automated inter-dealer quotation system on which the securities are listed, in the over-the-counter market, in privately negotiated transactions or otherwise, at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at prices otherwise negotiated. The selling Holders may sell the securities by one or more of the following methods, without limitation:

      (a) block trades in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

      (b) purchases by a broker or dealer as principal and resale by the broker or dealer for its own account pursuant to this prospectus;

      (c) on any national securities exchange or quotation service on which the securities are listed or quoted at the time of sale;

      (d) in the over-the-counter market;

      (e) otherwise than on such exchanges or services or in the over-the-counter market;

      (f) ordinary brokerage transactions and transactions in which the broker solicits purchases;

      (g) privately negotiated transactions;

      (h) short sales;

      (i) through the writing of options on the securities, whether or not the options are listed on an options exchange;

      (j) through the distribution of the securities by any selling Holder to its partners, members or stockholders;

      (k) one or more underwritten offerings on a firm commitment or best efforts basis;

      (l) transactions which may involve crosses or block transactions;

      (m) to cover hedging transactions (other than "short sales" as defined in Rule 3b-3 under the Exchange Act) made pursuant to this prospectus;

      (n) by pledge to secure debts or other obligations;

      (o) any combination of any of these methods of sale; and

      (p) any other method permitted pursuant to applicable law.

      The selling Holders may also transfer the securities by gift. We do not know of any arrangements by the selling Holders for the sale of any of the securities.

      The selling Holders may engage brokers and dealers, and any brokers or dealers may arrange for other brokers or dealers to participate in effecting sales of the securities. These brokers, dealers or underwriters may act as principals, or as an agent of a selling Holder. Broker-dealers may agree with a selling Holder to sell a specified number of the securities at a stipulated price per security. If the broker-dealer is unable to sell securities acting as agent for a selling Holder, it may purchase as principal any unsold securities at the stipulated price. Broker-dealers who acquire securities as principals may thereafter resell the securities from time to time in transactions in any stock exchange or automated inter-dealer quotation system on which the securities are then listed, at prices and on terms then prevailing at the time of sale, at prices related to the then-current market price or in negotiated transactions. Broker-dealers may use block transactions and sales to and through broker-dealers, including transactions of the nature described above. The selling Holders may also sell the securities in accordance with Rule 144 under the Securities Act of 1933, as amended, rather than pursuant to this prospectus, regardless of whether the securities are covered by this prospectus.

      From time to time, one or more of the selling Holders may pledge, hypothecate or grant a security interest in some or all of the securities owned by them. The pledgees, secured parties or persons to whom the securities have been hypothecated will, upon foreclosure in the event of default, be deemed to be selling Holders. As and when a selling Holder takes such actions, the number of securities offered under this prospectus on behalf of such selling Holder will decrease. The plan of distribution for that selling Holder's securities will otherwise remain unchanged. In addition, a selling Holder may, from time to time, sell the securities short, and, in those instances, this prospectus may be delivered in connection with the short sales and the securities offered under this prospectus may be used to cover short sales.

      To the extent required under the Securities Act of 1933, the aggregate amount of selling Holders' securities being offered and the terms of the offering, the names of any agents, brokers, dealers or underwriters and any applicable commission with respect to a particular offer will be set forth in an accompanying prospectus supplement. Any underwriters, dealers, brokers or agents participating in the distribution of the securities may receive compensation in the form of underwriting discounts, concessions, commissions or fees from a selling Holder and/or purchasers of selling Holders' securities of securities, for whom they may act (which compensation as to a particular broker-dealer might be in excess of customary commissions).

      The selling Holders and any underwriters, brokers, dealers or agents that participate in the distribution of the securities may be deemed to be "underwriters" within the meaning of the

Securities Act of 1933, and any discounts, concessions, commissions or fees received by them and any profit on the resale of the securities sold by them may be deemed to be underwriting discounts and commissions.

      A selling Holder may enter into hedging transactions with broker-dealers and the broker-dealers may engage in short sales of the securities in the course of hedging the positions they assume with that selling Holder, including, without limitation, in connection with distributions of the securities by those broker-dealers. A selling Holder may enter into option or other transactions with broker-dealers that involve the delivery of the securities offered hereby to the broker-dealers, who may then resell or otherwise transfer those securities. A selling Holder may also loan or pledge the securities offered hereby to a broker-dealer and the broker-dealer may sell the securities offered hereby so loaned or upon a default may sell or otherwise transfer the pledged securities offered hereby.

      The selling Holders and other persons participating in the sale or distribution of the securities will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including Regulation M. This regulation may limit the timing of purchases and sales of any of the securities by the selling Holders and any other person. The anti-manipulation rules under the Securities Exchange Act of 1934 may apply to sales of securities in the market and to the activities of the selling Holders and their affiliates. Furthermore, Regulation M may restrict the ability of any person engaged in the distribution of the securities to engage in market-making activities with respect to the particular securities being distributed for a period of up to five business days before the distribution. These restrictions may affect the marketability of the securities and the ability of any person or entity to engage in market-making activities with respect to the securities.

      We have agreed to indemnify in certain circumstances the selling Holders and any brokers, dealers and agents who may be deemed to be underwriters, if any, of the securities covered by the registration statement, against certain liabilities, including liabilities under the Securities Act of 1933. The selling Holders have agreed to indemnify us in certain circumstances against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

      The securities offered hereby were originally issued to the selling Holders pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended. We agreed to register the securities under the Securities Act of 1933, and to keep the registration statement of which this prospectus is a part effective until the date on which the selling Holders have sold all of the securities. We have agreed to pay all expenses in connection with this offering, including the fees and expenses of counsel or other advisors to the selling Holders, but not including underwriting discounts, concessions or commissions of the selling Holders.

      We will not receive any proceeds from sales of any securities by the selling Holders.

      We cannot assure you that the selling Holders will sell all or any portion of the securities offered hereby.

                                    EXHIBIT D
                       FORM OF OPINIONS OF COMPANY COUNSEL

A. The Company is validly existing as a corporation and in good standing under the laws of the State of Delaware and the Company has the corporate power and authority to conduct its business as it is, to our knowledge, currently conducted, to enter into and perform its obligations under the Transaction Documents, and to carry out the transactions contemplated by the Transaction Documents. Based solely on a review of a good standing certificate from the Secretary of State of the State of California, such counsel confirms that the Company is in good standing in the State of California.

B. The Unsubscribed Shares, the Standby Commitment Fee Warrants and the Warrant Shares have been duly authorized or reserved for issuance by all necessary corporate action on the part of the Company; and the Unsubscribed Shares and the Standby Commitment Fee Warrants, when issued, sold and, in the case of the Unsubscribed Shares, delivered against payment therefor, in accordance with the provisions of the Purchase Agreement, and the Warrant Shares, when issued upon the exercise of the Standby Commitment Fee Warrants and the receipt of the exercise price provided for under the Standby Commitment Fee Warrants, will be validly issued, fully paid and non-assessable.

C. The execution and delivery by the Company of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of the Company, and the Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents (other than the Standby Commitment Fee Warrants) constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.1

D. The execution and delivery by the Company of the Transaction Documents, and the consummation by the Company of the transactions contemplated thereby, do not (a) violate the provisions of the Delaware General Corporation Law or any U.S. federal or New York state law, rule or regulation applicable to the Company; (b) violate the provisions of the Company's Certificate of Incorporation or By-laws, each as amended to date; (c) violate any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company of which we are aware; or (d) constitute a breach by the Company of, or constitute a default by the Company under any agreement to which the Company is a party and is listed as a material contract (Item 10) in the exhibits to the Company's Form 10-K for the fiscal year ended December 31, 2004.

E. Based in part on the representations of each of the Purchasers in Sections 3.4, 3.5, 3.8 and 3.9 of the Purchase Agreement, the offer and sale of the Unsubscribed Shares and the Standby Commitment Fee Warrants pursuant to the Purchase Agreement, and the offer and sale of the Warrant Shares pursuant to the terms of the Standby Commitment Fee Warrants may be made without registration under the Securities Act of 1933, as amended.

----------------
(1) [Please note that because the Warrants are governed by Delaware law, counsel cannot opine on the enforceability thereof.]

                                    EXHIBIT E

                            FORM OF BREAK-UP WARRANT

                                   [Attached]

                      FORM OF BREAK-UP WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE SECURITIES ARE SOLD AND TRANSFERRED IN A TRANSACTION THAT IS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE OFFERING OF THIS SECURITY AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REVIEWED OR APPROVED BY ANY STATE SECURITIES ADMINISTRATOR.

                                    DDi CORP.

Date of Initial Issuance: _______________
Number of Shares:         _______________
Initial Warrant Price:    $_____ per share(1)
Expiration Date:          _______________(2)

      THIS CERTIFIES that, for value received, ______________________, or its registered assigns to the extent permitted hereunder (the "HOLDER"), is entitled to subscribe for and purchase from DDi CORP., a Delaware corporation (the "COMPANY"), upon the terms and conditions set forth herein, at any time during the Term (as defined below) of this Warrant, _______________ shares of common stock, $0.001 par value per share, of the Company ("COMMON STOCK"), at the Warrant Price (as defined below), payable as provided herein. As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

      The number of shares of Common Stock issuable upon the exercise of the Warrant (the "WARRANT SHARES") and the Warrant Price may be adjusted from time to time as hereinafter set forth.

      SECTION 1. Definitions.

      For all purposes of this Warrant, the following terms shall have the meanings indicated:

            "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any Person means the power

--------------------
(1) The initial warrant price shall be equal to 50% of the Average Share Price (as defined in the Standby Securities Purchase Agreement) on the date of termination of the Standby Securities Purchase Agreement.

(2)   The term of the warrant shall be one year from the date of issuance.

to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. No Person shall be deemed an Affiliate of another Person solely by virtue of the fact that both Persons own shares of the Company's capital stock.

            "BUSINESS DAY" shall mean any day other than Saturday, Sunday and any day on which banking institutions in the State of New York are authorized by Law or other governmental action to close.

            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            "PERSON" means an individual, a corporation, partnership, limited liability company, association, trust or any other entity or organization, including a government, a political subdivision or an agency or instrumentality thereof.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

            "TERM OF THIS WARRANT" shall mean the period beginning on the date of initial issuance hereof and ending on July 31, 2006.

            "TRANSFER" means the offer, sale, donation, assignment (as collateral or otherwise), mortgage, pledge, grant, hypothecation, encumbrance, gift, bequest or transfer or disposition of any security.

            "WARRANT PRICE" shall mean $____ per share(3), subject to adjustment in accordance with Section 5 hereof.

      SECTION 2. EXERCISE OF WARRANT.

            2.1 Procedure for Exercise of Warrant. To exercise this Warrant in whole or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 10 hereof at any time and from time to time during the Term of this Warrant, as follows:

                  (a) (i) a duly executed Notice of Exercise in the form of Exhibit A attached hereto, (ii) cash, a certified or official bank check payable to the order of the Company, or a wire transfer of funds to the Company's account, in each case in the amount of the Warrant Price for each share being purchased and any amount required to be paid by the Holder on account of a transfer of a Warrant or Warrant Shares pursuant to
      Section 3 hereof, and (iii) this Warrant; or

---------------------------
(3) The initial warrant price shall be equal to 50% of the Average Share Price (as defined in the Standby Securities Purchase Agreement) on the date of termination of the Standby Securities Purchase Agreement.

                  (b) by surrender of this Warrant (with the Notice of Cashless Exercise attached hereto as Exhibit B duly executed) to the Company at its office as set forth in the Notice of Cashless Exercise attached hereto, or at such other place as is designated in writing by the Company, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                X = Y (A-B)/A

         where:

                X = the number of Warrant Shares to be issued to the Holder.

                Y = the number of Warrant Shares with respect to which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Warrant Price).

                A = the Fair Market Value (determined pursuant to Section 7) as of the exercise date.

                B = the Warrant Price then in effect.

            2.2 In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or, subject to compliance with
Section 6.2, such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding three Business Days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Holder shall have complied with the conditions for exercise of this Warrant set forth above, irrespective of the date of delivery of such certificate, except that, if the date of such compliance is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. Notwithstanding anything in the foregoing to the contrary, for purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that Warrant Shares issued in a cashless exercise transaction pursuant to Section 2.1(b) above shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the issue date of this Warrant.

            2.3 Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") AND/OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT be OFFERED OR sold or transferred EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS PROVIDED THAT AT THE ISSUER'S REQUEST, THE TRANSFEROR THEREOF SHALL HAVE DELIVERED TO THE ISSUER AN OPINION OF COUNSEL (WHICH OPINION SHALL BE IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE ISSUER FROM COUNSEL REASONABLY SATISFACTORY TO THE ISSUER) TO THE EFFECT THAT SUCH SECURITIES MAY BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION, OR (C) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT."

            Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof (which counsel shall be satisfactory to the Company) the securities represented thereby are not, at such time, required by law to bear such legend. The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the Holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act or as they have been sold pursuant to a registration statement declared effective by the Securities and Exchange Commission or pursuant to Rule 144 under the Securities Act. At the request of the Company, the Company shall have the right to receive an opinion of counsel for the Holder, reasonably satisfactory to the Company, to the effect that the transfer of the Warrant Shares is exempt from the registration requirements of the Securities Act, prior to the removal of the legend if the request for removal is being made pursuant to Rule 144 or Rule 144(k) under the Securities Act.

      SECTION 3. COVENANTS AS TO COMMON STOCK. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock (or out of shares of Common Stock held in its treasury) solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens, preemptive rights and charges with respect to the issue thereof. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange or quotation system upon which shares of Common Stock or other securities constituting Warrant Shares may be listed or quoted (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company further covenants and agrees that it shall pay when due and payable any and all federal and state documentary or stamp taxes (other than federal or state income taxes) which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant, except that, if Warrant Shares or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the Notice of Exercise.

      SECTION 4. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Price as provided in Section 5(a), Section 5(b), Section 5(c) or Section 5(f), the number of Warrant Shares shall be changed to the number determined by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

      SECTION 5. ADJUSTMENT. The Warrant Price and the terms of the Warrant shall be subject to adjustment from time to time as follows:

                  (a) If, at any time during the Term of this Warrant, the Company shall make or issue, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Warrant Price then in effect immediately before such event shall be decreased as of the time of such issuance by multiplying the Warrant Price then in effect by a fraction:

                            (1) the numerator of which shall be the total number
of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

                            (2) the denominator of which shall be the total
number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                  (b) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a subdivision or split-up of shares of Common Stock, then, immediately after the date fixed for the determination of holders of Common Stock entitled to receive shares in such subdivision or split-up, the Warrant Price in effect immediately before the subdivision or split-up shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

            (c) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock or reverse stock split, then, immediately after the effective date for such combination, the Warrant Price in effect immediately prior to such combination or reverse stock split shall be appropriately increased so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

            (d) If, at any time during the Term of this Warrant, the Company shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than dividends or distributions for which an adjustment is made pursuant to other provisions of this Section 5 or regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Holder shall receive upon the exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Holder would have been entitled to receive had this Warrant been exercised on the effective date fixed for the determination of holders of Common Stock entitled to receive a dividend or distribution in such event and had the Holder thereafter, during the period from such date to and including the exercise date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 5 with respect to the rights of the Holder.

            (e) In the case of any proposed consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed consolidation, reorganization, recapitalization, or reclassification of the capital stock of the Company or other transaction, then, as a condition of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, the Company shall give 30 days' prior written notice thereof to the Holder hereof and lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the Warrant Shares immediately theretofore purchasable hereunder, such shares of stock, securities, cash or assets as may (by virtue of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction) be issued or payable with respect to or in exchange for the number of Warrant Shares purchasable hereunder immediately before such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable as nearly as may be practicable, in relation to any shares of stock, securities, cash or assets thereafter deliverable upon the exercise of this Warrant. Notwithstanding the foregoing sentences, if (x) there shall occur any consolidation, merger, sale, consolidation, reorganization, recapitalization or other transaction in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company (which shall be understood to mean the ultimate parent of such company, if such company is not publicly traded and its ultimate parent is publicly traded) is publicly traded, then, as part of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, (i) the Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction by
   (B) a fraction, the numerator of which is the Fair Market Value (as defined below) per share of Common Stock as of the effective date of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, as determined pursuant to Section 7, and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board of Directors of the Company (using the principles set forth in Section 7 to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Warrant Price divided by the fraction referred to in clause (B) above. The Company shall not effect any such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction (including a purchaser of all or substantially all the Company's assets) assumes by written instrument the obligation to deliver to each Holder of Warrants such shares of stock, securities, cash or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire upon exercise of Warrants.

            (f) If at any time the Company shall issue or sell any Common Stock (other than Common Stock issued (a) pursuant to the Company's existing or future stock option plans or pursuant to any other existing or future Common Stock related director or employee compensation plan of the Company approved by the board of directors of the Company (the "BOARD OF DIRECTORS"), (b) as consideration for the acquisition of a business or of assets, (c) to the Company's joint venture partners in exchange for interests in the relevant joint venture, (d) upon conversion of any shares of any series of preferred stock or as the payment of a dividend with respect to any series of preferred stock outstanding on the date hereof or the issuance of which caused an adjustment under the other provisions of this Section 5 or (e) upon the exercise or conversion of any security the issuance of which caused an adjustment under the other provisions of this Section 5 for a consideration per share less than the Warrant Price then in effect, or shall issue any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock (other than such securities paid as dividends on any class of preferred stock outstanding on the date hereof or the issuance of which caused an adjustment under the other provisions of this
   Section 5) having a conversion, exercise or exchange price, together with the issue price of such securities, per share of Common Stock less than the Warrant Price then in effect, the Warrant Price to be in effect after such issuance or sale shall be determined by multiplying the Warrant Price in effect immediately prior to such issuance or sale by a fraction, (i) the denominator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (x) the number of additional shares of Common Stock to be issued or sold (or, in the case of any options, rights, warrants or other convertible, exercisable or exchangeable securities, issued on conversion, exercise or exchange), and
   (ii) the numerator of which shall be the sum of (y) the number of shares of

   Common Stock outstanding immediately prior to such issuance and sale plus (z) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Warrant Price in effect on the date of such issuance or sale. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the fair market value (determined in accordance with the principles set forth in Section 7 to the extent applicable) of such non-cash consideration shall be utilized in the foregoing computation. Such adjustment shall be made successively whenever any such issuance or sale is made, and shall become effective immediately after such issuance or sale. If all the Common Stock deliverable upon exercise, conversion or exchange of securities convertible into Common Stock have not been issued when such securities are no longer outstanding, then the Warrant Price shall promptly be readjusted to the Warrant Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of Common Stock issued upon conversion, exercise or exchange of such securities.

            (g) Whenever the Warrant Price shall be adjusted as provided in this
   Section 5, the Company shall promptly prepare a statement showing the facts requiring such adjustment and the Warrant Price and number of Warrant Shares that shall be in effect after such adjustment, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder at its, his or her address appearing on the Company's records. The Company shall, as promptly as reasonably practicable after the written request at any time of the Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Holder a certificate setting forth (i) the Warrant Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

            (h) Adjustments made pursuant to this Section 5 shall be made on the date such dividend, subdivision, split-up, reverse stock split, combination, distribution, issuance, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, as the case may be, is made, and shall become effective at the close of business on the day such event becomes effective.

      SECTION 6. OWNERSHIP.

            6.1 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

            6.2 Transfer and Replacement.

            (a) No Holder shall Transfer this Warrant other than (i) a Transfer to one or more of its Affiliates or (ii) if the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such Transfer is exempt from the registration requirements of the Securities Act. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for, and a Transfer shall be permitted in the event of, a Transfer by a Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a Transfer by a Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this
   Section 6. Any attempt to Transfer this Warrant other than in accordance with this Section 6 shall be null and void and no right, title or interest in or to such Warrant shall be Transferred to the purported transferee, buyer, donee, assignee or encumbrance holder. The Company will not give, and will not permit the Company's transfer agent to give, any effect to such attempted Transfer in its stock records.

            (b) Subject to Section 6.2(a), this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, together with a properly executed Assignment (in the form of Exhibit C or Exhibit D hereto, as the case may be) and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be promptly made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 9 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company shall promptly make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than documentary or stamp taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. The Holder shall not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

      SECTION 7. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 7, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the Fair Market Value of such fractional share over the Warrant Price for such fractional share on the exercise date.

            (a) The Fair Market Value per share of Common Stock shall be determined as follows:

                  (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the exercise date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the effective date or the exercise date, as applicable (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

                  (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the effective date or the exercise date, as applicable, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 3 Business Days after such request, notify the Holder of the Fair Market Value per share of Common Stock and furnish the Holder with reasonable documentation of the Board's determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the exercise date, then (A) the Board shall make, and shall provide or cause to be provided to the Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Holder that it do so, and (B) payment in cash with respect to any fractional share as required by Section 7 hereof shall be delayed until such determination is made and notice thereof is provided to the Holder (it being understood that this shall not prevent the Holder, at its option, from exercising the Warrant prior to such determination).

      SECTION 8. SPECIAL ARRANGEMENTS OF THE COMPANY. The Company covenants and agrees that during the Term of this Warrant, unless otherwise approved by the
Holder:

            8.1 Certain Actions. The Company shall not amend its charter to eliminate as an authorized class of capital stock that class denominated as "Common Stock" on the date hereof. The Company shall not by any action avoid or seek to avoid the observance or performance of any terms of this Warrant or impair or diminish its value, but shall at all times in good faith assist in the carrying out of all such terms of Warrant. Without limiting the generality of the foregoing, the Company shall obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

            8.2 Shall Bind Successors. This Warrant and the rights evidenced hereby shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its permitted assigns to the extent permitted by Section 6.2.

            8.3 No Exercise Interference; Par Value. Other than in accordance with Section 6.2, the Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Warrant Price then in effect.

            8.4 Notices of Certain Actions. The Company shall give written notice to the Holder in the event (A) the Company closes its books or takes a record (1) with respect to any dividend or distribution upon the Common Stock, or for the purpose of entitling or enabling any stockholder to receive any other right, or (2) with respect to any pro rata subscription offer to holders of Common Stock, or (B) of any recapitalization, reorganization, reclassification, consolidation, merger, dissolution, liquidation or sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or assets with respect to or in exchange for Common Stock. Such notice shall be sent at least ten days prior to the record date or effective date for the event specified in such notice.

            SECTION 9. NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at such address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at its address for notices set forth on the signature page hereto or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

            SECTION 10. NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company (including, without limitation, any preemption rights, voting rights or rights to dividends) except upon exercise in accordance with the terms hereof. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Warrant Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            SECTION 11. GOVERNING LAW. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

            SECTION 12. WARRANT REGISTER. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

            SECTION 13. AMENDMENTS. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Company. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be signed by their duly authorized officers this ________ day of ____________, 2005.

                                                    DDi CORP.

                                                    ____________________________
                                                    Name:
                                                    Title:

                                                    [HOLDER]:

                                                    ____________________________

                                                    ____________________________
                                                    Name:
                                                    Title:

                                                    Address:

                                                    ____________________________

                                                    ____________________________

                                                    ____________________________

                                                    Attention:

                                                    Facsimile:

                                    EXHIBIT A

                           FORM OF NOTICE OF EXERCISE
                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]
                     TO BE EXECUTED BY THE REGISTERED HOLDER

                        TO EXERCISE THE ATTACHED WARRANT

The undersigned hereby exercises the right to purchase shares of Common Stock which the undersigned is entitled to purchase by the terms of the attached Warrant according to the conditions thereof, and herewith makes payment of $_______________ therefor in cash.

All shares to be issued pursuant hereto shall be issued in the name of, and the initial address of such person to be entered on the books of DDi CORP. shall be:

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

The shares are to be issued in certificates of the following denominations:

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

                                            [Type Name of Holder]

                                            By:      ________________
                                            Title:   ________________

Date:    ________________

                                    EXHIBIT B

                       FORM OF NOTICE OF CASHLESS EXERCISE
                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]
                     TO BE EXECUTED BY THE REGISTERED HOLDER
                        TO EXERCISE THE ATTACHED WARRANT
                           PURSUANT TO SECTION 2.1(b)

            The undersigned hereby irrevocably elects to exchange its Warrant for ___________ Warrant Shares pursuant to the cashless exercise provisions of the within Warrant, as provided for in Section 2.1(b) of such Warrant, and requests that a certificate or certificates for such Warrant Shares be issued in the name of and delivered to:

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________
                    (Print Name, Address and Social Security
                          or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares which the undersigned is entitled to purchase in accordance with the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: ___________________________      Name ___________________________________
                                                             (Print)

Address: _______________________________________________________________________

                                        ________________________________
                                                    (Signature)

                                    EXHIBIT C
                               FORM OF ASSIGNMENT
                                    (ENTIRE)

               [To be signed only upon transfer of entire Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                        TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED, _______________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the attached Warrant, and the undersigned does hereby irrevocably constitute and appoint _______________________________ Attorney to transfer said Warrant on the books of DDi CORP., with full power of substitution.

                                            [Type Name of Holder]

                                            By:    ________________
                                            Title: ________________

Date: ________________

NOTICE:

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT D
                               FORM OF ASSIGNMENT
                                    (PARTIAL)

              [To be signed only upon partial transfer of Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                        TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED, _______________________________ hereby sells, assigns and transfers unto _______________________________ (i) the rights of the undersigned to purchase ______________ shares of Common Stock under and pursuant to the attached Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the attached Warrant, it being understood that the undersigned shall retain, severally (and not jointly), with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer said Warrant on the books of DDi CORP., with full power of substitution.

                                            [Type Name of Holder]

                                            By:    ________________
                                            Title: ________________

Date: ________________

NOTICE:

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.